                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2007

Item 1. Report to Shareholders.

ANNUAL REPORT

DECEMBER 31, 2007

Van Eck Funds

EMERGING MARKETS FUND

GLOBAL HARD ASSETS FUND

INTERNATIONAL INVESTORS GOLD FUND

The information in the shareholder letters represent the personal opinions of the investment team members and may differ from those of other investment team members or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2007, and are subject to change.

Emerging Markets Fund

Dear Shareholder:

It is our pleasure to report that the Van Eck Emerging Markets Fund gained 35.66% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2007. In comparison, emerging markets equities, as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, returned 39.78% for the year. We attribute the Fund’s relative underperformance to its emphasis on small- to mid-capitalization companies during a period that favored large-cap companies. It is worth noting, however, that the Fund’s small-cap focus has helped it outperform its larger-cap benchmark over longer time periods.

Market and Economic Review

The year 2007 marked the fifth consecutive year of positive absolute returns for emerging markets equities. This five-year period represents the asset class’ longest positive stretch since the benchmark MSCI EM Index was first introduced in 1987. This past year, emerging markets equities outpaced both the broader U.S. equity market as measured by the S&P 500 Index2 (+5.49%), and the developed international markets as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3 (+11.63%). 2007, however, was not without its difficulties.

Considerable volatility put pressure on financial markets in the second half of 2007. The emerging markets asset class remained resilient during this period of financial turbulence, and this marks a significant achievement. In the past, emerging markets have been among the first to suffer during bouts of heightened market volatility. Just a decade ago, most developing nations were burdened with high debt and low foreign reserves, which made their economies very vulnerable to swings in interest rates and investor sentiment. But over the past ten years, developing countries and their corporations have done an admirable job of reducing leverage and shoring up their finances. Sound fiscal policies and strong economic fundamentals have also boosted their health. Most have taken advantage of robust domestic growth and the positive tailwind from rising commodity prices. Ten years after the Asian currency crisis triggered deep recessions across the region and turmoil throughout world markets, emerging markets are no longer serving as a source of broad contagion.

As investors acknowledge the growing strength of emerging markets, there has been considerable talk of “decoupling”—i.e., the lessening in the correlation between the emerging markets economies and those of the developed world, particularly the U.S. economy. We find this thesis a bit misleading. If one is a proponent of globalization, you can’t really be a proponent of decoupling in an economic sense. More appropriately, emerging markets economies appear to have “de-risked” relative to the world’s more developed economies. This idea was strongly demonstrated by the reaction of the emerging markets to the mid-summer meltdown in the U.S. subprime mortgage sector. While the ensuing credit crunch sent tremors through almost all global financial markets, emerging markets were not disproportionately affected. Some of the emerging markets are even now being considered relatively safe havens, in contrast to the credit-crunch-plagued developed markets. Another source of comfort, as we head into what may be a difficult year economically, is the broad development of capital markets in emerging economies. The expanding breadth and depth of capital market opportunities and its participants should also help to moderate risk going forward.

Regional Performance

Latin American equities were the performance leaders among global emerging markets in 2007, with the Brazilian equity markets overwhelmingly carrying the region. The MSCI EM Latin America Index4 rose 50.67% for the year (in U.S. dollar terms), marking the fifth year running in which Latin American stocks posted double-digit gains. Brazilian equities soared 71.28%. Brazil emerged as the center of finance for the region, as credit upgrades by rating agencies Fitch and Standard & Poor’s moved the country closer to a coveted investment-grade status. Brazilian companies outperformed on the back of strong earnings growth and the global

Emerging Markets Fund

commodities boom that continued to value Brazilian metals and food. Peru, the world’s second largest producer of silver, also enjoyed a positive year as Peruvian equities rose 45.07% on the back of continued high demand for its commodities (silver, gold, copper, zinc and lead). By contrast, Mexican companies underperformed (+13.01%), as the local market was held back by concerns over the U.S. economy and domestic inflation fears.

Emerging Asian markets gained 41.58% (in U.S. dollar terms) in 2007 as measured by the MSCI EM Asia Index5, thus posting returns in line with the broader benchmark MSCI EM Index for the year (+39.78%). Performance by individual countries was widely dispersed. The combination of high liquidity and high growth drove a re-rating of domestic and Hong Kong-listed Chinese stocks (+58.29%), while Indian equities (+67.10%) continued to benefit from strong domestic consumption and investment activity. South Korea (+36.63%) and Thailand (+40.57%) outperformed, while Taiwan (+12.97%) was the region’s main detractor. Taiwan’s tech heavy market priced in lower export demand from weakening U.S. households.

Emerging Europe, Middle East and Africa (EMEA) posted a respectable return of 28.31%, as measured by the MSCI EM EMEA Index6. Turkey posted some of the best results for the region, gaining 75.80% as it benefited from interest rate cuts. On the other hand, U.S. dollar-denominated returns in Russia (+20.06%), Poland (+31.15%) and South Africa (+21.58%) lowered the region’s returns for the period.

Fund Review

Throughout 2007, on a regional basis we generally favored Emerging Asia over Latin America and EMEA. Over the course of the year, we did make several changes to the composition of the Fund’s portfolio. Generally speaking, the Fund continued to increase investments in the most promising markets, including Brazil, Russia, India and China. Conversely, the Fund reduced exposure to the lesser performing markets of Taiwan, South Korea and Mexico, as their prospects deteriorated on the back of the softer U.S. economy. Also of note, the Fund took a reasonably bullish view on the fast growing and commodity-rich frontier market of Kazakhstan. This central Asian nation is home to approximately 3.3% of the world’s proven oil reserves and 2% of its natural gas. By the end of 2007, 6.6% of the Fund’s net assets was invested in Kazakhstan, primarily through the financial and energy sectors.

In terms of market capitalization, we remained heavily weighted in small- to mid-capitalization names with the majority of the Fund’s assets invested in companies with a market capitalization under U.S. $5 billion. We continue to believe that the smaller-cap arena offers the most attractive growth opportunities at reasonable valuations. In addition to our smaller-cap orientation, we maintained strong overweighted industry sector positions in consumer discretionary and industrials relative to the benchmark MSCI EM Index and underweighted positions in energy and telecommunications. We also reduced the Fund’s exposure to the technology sector, while increasing its allocation to the materials sector.

From an individual stock-selection perspective, a pair of companies geared toward the strong global investment cycle in energy infrastructure contributed greatly to the Fund’s performance. Specifically, Welspun Gujarat Stahl Rohren Ltd. (1.0% of Fund net assets) witnessed strong growth by executing large orders for leading multinationals in the energy industry. Welspun is one of India’s largest pipe manufacturers and is an approved supplier of specialized steel pipes for major oil and gas exploration and production companies around the globe. The company’s strength lay in its reputation for supplying high-quality, large-diameter pipes used in some of the most demanding environments. A positive contribution was also made by Malaysia’s KNM Group BHD (3.1% of Fund net assets), a process engineer with good exposure to the oil and gas industry. KNM enjoyed share price appreciation following a series of acquisitions that gave it access to new proprietary technologies, helping the company ascend the value chain toward more higher-end solutions.

Emerging Markets Fund

Some of the Fund’s holdings detracted from overall performance. Century Sunshine Ecological (sold by yearend), a Hong Kong-listed organic fertilizer manufacturer, was denied permission by an external regulator to commence operations at its new production plant in Fujian, China. Century Sunshine’s share price suffered as a result, given that the plant was crucial to the company’s growth prospects. Copa Holdings (0.7% of Fund net assets), a leading provider of airline passenger and cargo services in Latin America, also had a difficult second half. The combination of record-high crude oil prices and marginal increases in competition weighed heavily on the company’s operating results. Despite its second half disappointment, we continue to appreciate Copa’s bargain valuation and exposure to high-growth economies.

We initiated a number of new investment positions during the year, including leading Brazilian educational service provider Anhanguera Educacional Participacoes (1.4% of Fund net assets), Hong Kong-listed China Green Holdings (2.5% of Fund net assets) and Peruvian financial service provider Credicorp (0.8% of Fund net assets). Each of these companies provides access to the growing domestic demand dynamic within these emerging markets as their economies progress. Each of these holdings made a positive contribution to the Fund’s performance since its purchase.

We also look to sell holdings that are relatively less attractive based on their valuation, operating and/or trading factors. During the period, we closed the Fund’s position in South Korea’s Hyunjin Materials, as it had significantly outperformed its peers and its risk-reward profile no longer remained attractive. Hyunjin is a leading metal forger with clients in diverse industries and was the top contributor to the Fund’s returns in the first half of the year. We also exited the Fund’s entire position in Turkey’s Asya Katilim Bankasi. The bank exhibited strong performance in 2007 and had reached our fair-value expectations at the time of sale. We also eliminated the Fund’s holding in Singapore-listed Straits Asia Resources, as we felt it had become overvalued relative to comparable stocks within the coal industry.

*  *  *

We believe the view for emerging markets remains positive, although we believe that the first half of 2008 may be somewhat tricky. Infrastructure buildup in emerging market economies has continued to spur demand for commodities and manufactured capital goods. Rising income levels and increasing discretionary spending from a growing middle class within developing nations has also led to stronger domestic economic activity. These factors have resulted in brisk earnings growth for many emerging market corporations as a whole. A progressively weakening U.S. dollar has further boosted returns for U.S.-based investors in these companies.

In our opinion, the key risks for emerging markets in 2008 are mostly external and related to global demand. Correlation across global financial markets remains high, and markets will continue to display sensitivity to U.S. economic data. We think that the economic news in the U.S. and in western Europe is likely to deteriorate before it improves. While economic growth and earnings are likely to be stronger in emerging markets, we do see some downward revisions ahead. Our exposure to more domestic demand-driven small- and mid-cap stocks should provide us with some protection. Furthermore, at the time of this writing, the valuation gap between small- and mid-cap companies and their large-cap counterparts appears to us to be excessive, and we are optimistic about a relative re-rating of “smid” caps across the emerging markets. Internal risks include high multiples in overbought markets, such as China, based on excessively optimistic expectations that are neither healthy nor sustainable. Also, increasing domestic inflationary pressures are a risk in a number of countries as it is engendering excessively tight monetary policies.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

Emerging Markets Fund

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

David A. Semple
Portfolio Manager

January 25, 2008

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 26 emerging markets.

[2]	The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[3]

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

[5]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East and Africa.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Emerging Markets Fund

PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—

1 year	27.86%	35.66%

5 year	37.05%	38.68%

10 year	12.67%	13.34%

Life (since 12/20/93)	11.68%	12.15%

C shares—

1 Year	33.65%	34.65%

Life (since 10/3/03)	32.17%	32.17%

*

A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.70% / Net Expense Ratio 1.70% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.25% of average daily net assets.

*

C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.38% / Net Expense Ratio 2.38% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333.

Emerging Markets Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Sector Breakdown** as of December 31, 2007 (unaudited)

Energy	16.1%
Real Estate	15.1%
Capital Goods	13.8%
Consumer Goods	11.3%
Services	9.4%
Finance	8.5%
Industrial Metals	5.3%
Chemicals	4.2%
Consumer Durables	3.4%
Transportation	3.2%
Basic Industry	1.4%
Materials	1.0%
Paper and Forest	1.0%
Consumer, Non-durable	0.8%
Technology	0.6%
Miscellaneous	1.1%

Total Foreign Common and Preferred Stocks	96.2%
Money Market Fund	3.8%

100.0%

*	Percentage of net assets.

**	Percentage of investments.

Portfolio is subject to change.

Emerging Markets Fund
Top Ten Equity Holdings as of December 31, 2007* (unaudited)

KazMunaiGas Exploration Production
(Kazakhstan, 3.2%)

KazMunaiGas explores for and produces oil and natural gas in Kazakhstan.

KNM Group Bhd
(Malaysia, 3.1%)

KNM Group is an investment holding company. Through its subsidiaries, the company designs, manufactures and maintains process equipment, pressure vessels, heat exchangers, skid mounted assemblies, process pipe systems, storage tanks, specialized structural assemblies and module assemblies for the oil, gas and petrochemical industries. KNM also invests in properties.

Cia Vale do Rio Doce (CVRD)
(Brazil, 3.0%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Reliance Capital Ltd.
(India, 2.7%)

Reliance Capital is a full service financial services company. The company has interests in asset management and mutual funds, life and general insurance, private equity and proprietary investments, stock broking and other activities in financial services.

Petroleo Brasileiro SA (Petrobras)
(Brazil, 2.5%)

Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

China Green Holdings Ltd.
(China/Hong Kong, 2.5%)

China Green, through its subsidiaries, produces and supplies fresh and processed vegetables and fruits.

Home Inns & Hotels Management, Inc.
(China/Hong Kong, 2.4%)

Home Inns & Hotels Management operates a chain of budget hotels in the People’s Republic of China. The company manages some of the hotels in its chain on behalf of franchisees.

C.A.T. Oil AG
(Russia, 2.2%)

C.A.T. Oil provides oil field services primarily in Russia and Kazakhstan. The company helps producers to improve production volumes through a process known as hydraulic fracturing.

CB Industrial Product Holding Bhd
(Malaysia, 2.2%)

CB Industrial is an investment holding company. Through its subsidiaries, the company manufactures, markets and trades palm oil mill equipment and related spare parts. CB Industrial also provides engineering support and contract work for palm oil mills, retails machinery and hardware and has operations in project management.

LUKOIL
(Russia, 2.1%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

*	Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

Emerging Markets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Emerging Markets Fund made ten years ago (Class A) and at inception (Class C)
with a similar investment in the MSCI Emerging Markets Index.

Van Eck Emerging Markets Fund (Class A)
vs. MSCI Emerging Markets Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Emerging Markets Fund-A (w/o sales charge)	35.66%	38.68%	13.34%

Emerging Markets Fund-A (with sales charge)[2]	27.86%	37.05%	12.67%

MSCI Emerging Markets Index	39.78%	37.44%	14.52%

Van Eck Emerging Markets Fund (Class C)
vs. MSCI Emerging Markets Index

Average Annual Total Return 12/31/07	1 Year	Since Inception[1]

Emerging Markets Fund-C (w/o sales charge)	34.65%	32.17%

Emerging Markets Fund-C (with sales charge)[3]	33.65%	32.17%

MSCI Emerging Markets Index	39.78%	36.00%

[1]

Inception date for the Van Eck Emerging Markets Fund was 12/20/93 (Class A) and 10/3/03 (Class C). Index returns for the Class C (since inception) performance comparison are calculated as of nearest month end (9/30/03).

[2]	The maximum sales charge is 5.75%.

[3]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 26 emerging markets.

Emerging Markets Fund

Explanation of Expenses (unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007- December 31, 2007

Class A	Actual	$1,000.00	$1,082.50	$8.87
	Hypothetical**	$1,000.00	$1,016.69	$8.59

Class C	Actual	$1,000.00	$1,079.40	$11.90
	Hypothetical**	$1,000.00	$1,013.76	$11.52

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 1.69% on Class A Shares, and 2.27% on Class C Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

Global Hard Assets Fund

Dear Shareholder:

The Van Eck Global Hard Assets Fund had an outstanding 2007, gaining 42.62% for the twelvemonth period (Class A shares, excluding sales charge). For the year, the Fund outperformed its benchmark S&P GSSI Natural Resources Total Return (SPGINRTR) Index1, which rose 34.44%. The Fund also outpaced the S&P GSCI Total Return (SPGSCITR) Index2, which was up 32.67% for the year (SPGSCITR provides a measure of the performance of underlying commodities markets.) Your Fund continued to demonstrate its compelling diversification benefits, given its limited correlation to traditional financial markets. For example, domestic U.S. equities posted returns 5.49% in 2007, as measured by the S&P 500 Index3.

Global Hard Assets Fund’s strong performance for 2007 can be largely attributed to stock selection within a broad mix of hard assets sectors. The Fund’s positions in the base metals and energy sub-sectors contributed most to its relative results last year. The Fund is a flexible, actively managed portfolio and, in contrast to passively managed index funds, employs a disciplined investment process that seeks to identify companies with superior growth potential. The Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds.

Market and Economic Review

2007 marked the sixth consecutive calendar year in which commodity-related investments have outpaced more traditional domestic financial assets. Many economists postulate that since 2001 we have been in a long-wave secular bull market—or “super cycle”—for natural resource investments. Global demand for commodities continues to outstrip capacity as the world’s fastest growing economies, including China and India, continue to modernize. At the same time, persistently high production costs seem to have permanently elevated the floor of many commodity prices.

It was a year for the record books, with crude oil prices flirting with $100 a barrel and gold bullion crossing the $800-per-ounce threshold. Accelerating commodity prices, particularly during the second half, were sharply contrasted by weakness among other financial assets. U.S. investors had to brook a volatile stock market and an economy that sustained several blows in 2007, including the deepening housing slump, the subprime mortgage implosion, the credit crunch, and the weakening dollar. This fueled a growing flight-to-quality and a surge in interest in U.S. Treasuries as investors shunned risk. Europe’s large financial-services sector also took a hard hit given its exposure to securities backed by U.S. subprime mortgages. At this writing, the biggest preoccupation among investors is mounting signs of a possible U.S. recession.

Energy

Crude oil and natural gas prices rose 57.2% and 18.8%, respectively, in 2007. Oil prices touched a low of $51 per barrel in late January, but surged to nearly $98 a barrel by late November. Although still shy of the inflation-adjusted peak of $102.81 a barrel set back in April 1980, last year’s high is significant given the current political turmoil in Iran and unrest elsewhere in the Middle East.

Throughout the year, ongoing geopolitical issues, burgeoning global demand, and the weak U.S. dollar played major roles in keeping energy prices, particularly oil, trending generally higher, especially in the final four months. Crude oil prices surged at the end of the year in reaction to the Federal Reserve Board’s interest rate cuts and the U.S. Energy Department’s decision to remove a significant share of the supply of crude to expand the nation’s Strategic Petroleum Reserve. OPEC (the Organization of the Petroleum Exporting Countries) continues to be engaged in a delicate dance to keep crude oil prices in check, in order to stave off any shocks to the global economy. By contrast, natural gas prices ended the year with less of an advance than oil, given the ample supply here in the U.S.

Rising energy commodity prices benefited energy-related stocks in 2007, particularly those of oilfield-services and refining companies. Solid merger and acquisition (M&A) activity within the oilfield-services and the energy exploration sub-sectors helped to boost share prices. Finally, a string of energy-sector initial public offerings for master limited partnerships (MLPs), primarily among upstream and midstream energy players also benefited the sector.

Precious Metals

For the year, gold bullion prices advanced 30.98%, climbing from $636.70 per ounce at the beginning

Global Hard Assets Fund

of the year to $833.92 per ounce as of December 31, a net gain of $197.22. September and October were particularly strong months, with gold bullion prices reaching levels not seen since 1980. Prices reached a cycle high of $845.84 per ounce on November 7, followed by a minor consolidation before advancing again in December. By contrast, silver prices were somewhat unsteady last year, but managed to rise 14.6% for the year.

Several economic factors provided strong support for higher gold prices in 2007. Inflationary pressures, typically a boon for gold, rose higher during the year and were particularly apparent in November, as real rates on one-year Treasuries turned negative for the second time in this gold cycle. The implosion of U.S. subprime mortgage market and the ensuing credit crisis also helped turn a spotlight on gold as an attractive financial hedge. Gold also received strong support as a sound currency alternative, given the U.S. dollar’s dramatic slide last year.

Gold equity shares as a group materially lagged the precious metal for the year. Higher production and labor costs resulted in a subdued profit outlook for many gold producers. Also, the high volume of gold-related new equity offerings, which were more than double the record set back in 1996, also contributed to the underperformance.

Industrial Metals

It was a very volatile year for industrial metals in 2007, with performance in the first half generally outpacing second-half results. Copper provides the best example: prices ended the year with a net 6.2% rise, after being ahead 21.0% at midyear. By contrast, there were some underperforming metals for the year including nickel and aluminum. Global supply and demand speculation drove the volatility. Base metals markets started the year in negative territory, as deteriorating fundamentals led to rising inventories. However, base metals prices generally rose in the first half, boosted in part by data from China and other emerging markets suggesting strong demand, and in part by strong M&A activity.

Paper and Forest Products

There were several factors that applied downward pressure to the paper and forest products sub-sector in 2007. Paper products, paper packaging and forest products sectors were among the weakest performing groups last year, not surprising given that many of these companies began the year at very high valuations. The weakening housing market had a considerable negative impact on the demand for forest products, especially in North America. European paper and related products manufacturers remained exposed to a challenging environment characterized by overcapacities and subsequent pressure on prices. On a more positive note, strong growth in emerging markets continues to provide promise for this sector.

Real Estate

After seven consecutive years of outperformance, real estate investments (as measured by S&P Citigroup World Property Index4) lagged the general U.S. stock market in 2007. Although the year began well for real estate companies with a surge in M&A activity, profits from real estate both in the U.S. and abroad weakened significantly as the subprime-mortgage turmoil mushroomed, and credit tightened. There was generally a great deal of profit-taking during the second half, as investors worried about the potential for slower economic growth and about increased borrowing costs for REITs. The credit crisis also dried up financing for highly leveraged real estate transactions, which had been a primary driver of higher real estate prices during the year or so prior.

Despite the slump, investors continued to embrace real estate investments in select markets. Asian real estate stocks were by far the strongest of the three major real estate regions for the period. Hong Kong advanced most as its market benefited significantly from the U.S. interest rate cuts. Japan was the only market in the region to produce negative returns. North American and European real estate stocks also lost ground.

Fund Review

Energy Holdings

Throughout 2007, energy was the Fund’s dominant sector. The energy allocation expanded from 51.6% at the beginning of the year to 63.9% at midyear, mostly due to appreciation of Fund holdings in the first six months; at yearend, the Fund’s energy allocation was 59.4%. Our focus on energy-related companies (predominantly in North America) was prudent, given that it was the greatest contributor to the Fund’s relative returns for the twelve-month period.

Global Hard Assets Fund

Energy standouts for the year included the independent integrated oil company Hess Corporation, your Fund’s second largest holding at yearend (3.5% of Fund net assets as of December 31). Purchased after midyear, Hess’ share price (which rose 104.8% in 2007) is generally closely tied to the price of crude oil, which rose substantially last year. In addition, investors have been enthusiastic about Hess’ potential gains from exploration of Hess’ stake in reserves at the Sugar Loaf, Santos Basin area of Brazil. Range Resources (3.1% of Fund net assets), another U.S. regional player, was also a top-performer for the Fund in 2007, with its stock price up 87.7% for the year. Range is engaged in the exploration, development and acquisition of oil and gas properties, primarily in the Southwestern, Appalachian and Gulf Coast regions of the United States. In October, the company announced record third-quarter earnings, the company’s 19th consecutive quarter of sequential production growth. Also, at this writing, Range had completed its acquisition of additional Barnett shale properties. U.S. energy services company McDermott International (2.5% of Fund net assets) was another strong performer for the Fund. McDermott share prices rose 132.1% on better than expected earnings, ongoing strength in infrastructure-related companies and higher crude oil prices.

Finally, Appalachian coal producer Alpha Natural Resources (2.2% of Fund net assets) deserves kudos. As a leading producer of high-quality high revenue coals, Alpha enjoyed a phenomenal year given its 128.3% share price gain. Alpha is America’s largest supplier of metallurgical coal, a key ingredient in steel production. Rocketing global steel demand last year helped boost Alpha’s margins. An opportunistic acquisitor, Alpha continues to grow capacity, announcing its purchase of Arch Coal’s Mingo Logan Ben Creek assets in West Virginia, and a majority interest in Ohio-based Gallatin Materials LLC, a lime manufacturing venture.

The energy sector’s primary performance detractors included shares of Canada’s Petrolifera Petroleum (0.7% of Fund net assets), an oil and gas exploration and production company working primarily in Argentina and Peru. In August, its shares fell 14.8% on lower commodity prices and on some missed production targets. November proved even more sobering, with Petrolifera’s share price falling 40.1% after announcing that its cash flow would be reduced because of a change in Argentine tax law. U.S. oil and gas exploration and production company Delta Petroleum (sold by yearend) also disappointed, due primarily to weak corporate earnings, and the weight of a secondary offering of outstanding stock. Although energy standouts in the first half included U.S. oil refiners Valero Energy (1.9% of Fund net assets) and Frontier Oil (0.8% of Fund net assets), both companies’ share prices declined in the second half on lower refining margins as crude oil inventories remained tight.

Precious Metals Holdings

As mentioned earlier, gold equity shares as a group did not match the gains posted by gold bullion, primarily due to rising costs. Nevertheless three key stock selection strategies buoyed the Fund’s results. First, we positioned the Fund with an eye to taking advantage of robust M&A activity. Second, we were in constant search for attractively priced small-cap or “junior” mining companies with promise. Third, we prudently reduced the Fund’s exposure to South African gold stocks as they struggled in the first half. We started the year with a 17.0% precious metals allocation, and it was reduced to 9.3% as of June 30 due to trimming and some negative results. At yearend, the Fund’s allocation stood at 11.4%.

One of the Fund’s best precious metal performers in 2007 was UK gold miner Randgold Resources (2.1% of Fund net assets) which operates mines in West Africa. The company unveiled plans to increase production at its open-pit Loulo mine in Mali and is moving forward with another project, all of which helped its stock price gain 57.3% in 2007. Shares of Canada’s Kinross Gold (2.0% of Fund net assets) advanced 54.9% for the year. Kinross continued to gain wider acceptance as a quality large-cap gold company. The markets are beginning to recognize upper management’s success at reshaping the company into a top contender focused on growth with new projects in the Americas and in Russia coming on-stream. Another outstanding performer for the Fund was Canada’s Silver Wheaton (0.4% of Fund net assets), whose shares gained 61.6% for the year. The market is acknowledging the company’s dynamic business model and its allure as the only pure silver equity play on the market.

Global Hard Assets Fund

Conversely, detractors from the Fund’s performance included Canada’s Goldcorp, Australia’s Newcrest Mining (which we sold in the first half), and Canada’s Agnico-Eagle Mines (1.3%, 0.0% and 2.8% of Fund net assets, respectively). After a stellar 2006, in 2007 Goldcorp dealt with protests at a development property in Mexico as the market digested its merger with the U.S.’ Glamis Gold. Newcrest Mining, Australia’s biggest gold miner, saw its share price fall as it cut reserves estimates at its Telfer Mine in Australia. Agnico-Eagle Mines saw its shares decline after it launched a bid for fellow Canadian Cumberland Resources.

Industrial Metals Holdings

The industrial metals group was the third-strongest contributor to the Fund’s performance in 2007. Indeed, the top-contributing Fund holdings among industrial metals came from the steel industry. U.S.-based AK Steel made a substantial contribution and we sold this holding in the first half taking profits. Its shares rose on news of the settlement of a strike at its largest mill, continued operational improvements, rebounding steel prices and robust steel M&A activity. Brazil-based Cia Vale do Rio Doce (CVRD) was also a notable contributor, as was the Netherlands’ ArcelorMittal (2.2% and 1.4% of Fund net assets, respectively); also of note, Australia’s diversified metals producer Rio Tinto (1.1% of Fund net assets) soared at the end of the year on talk of a takeover bid.

Over the course of the year, the Fund’s exposure to industrial metals was reduced from 14.1% at yearend 2006 to 11.1% at December 31. Detracting from the Fund’s relative results in 2007 was Australian metal producer Iluka, which announced disappointing earnings (0.7% of Fund net assets). Canada’s SXR Uranium One shares (sold by yearend) fell on lower spot uranium prices and questions over a recent company acquisition. Positions in the U.K.’s Xstrata (eliminated in the first half) and Canada’s Miramar Mining (0.4% of Fund net assets) also hurt the Fund’s performance.

Paper and Forest Product Holdings

Although a small allocation, the Fund’s position in paper and forest products remained basically unchanged over the year, ending the year at 1.0% of Fund net assets. Canada’s Timberwest Forest (0.1% of Fund net assets) was the group’s top contributor. By contrast, U.S. pulp and paper producer Mercer International (0.2% of Fund net assets) struggled in 2007 as higher fiber costs weakened its corporate earnings.

Real Estate Holdings

The real estate sector was not a primary focus for the Global Hard Assets Fund in 2007. The Fund began the year with a 0.3% exposure to real estate compared to 0.1% at the end of 2007. Although we continue to feel that on an absolute basis, real estate securities can offer excellent defensive diversification benefits, on a relative basis we found more attractive hard assets investment opportunities elsewhere last year. That said, the Fund’s holding in Hong Kong-based Sun Hung Kai Properties (sold in the first half) contributed modestly but positively to Fund performance, bolstered by the strong Hong Kong housing market.

Other Holdings

Agricultural product companies garnered much attention in 2007. After struggling in the first half, agriculture commodities tallied some of the best returns for the year. While this sub-sector was not a huge focus for your Fund last year, it is worth noting that Monsanto (1.4% of Fund net assets), a global agricultural products provider, was a strong contributor to the Fund’s performance last year. The firm’s stellar performance in 2007 is largely the result of strong sales of its Roundup® agricultural herbicides and its seed and trait technologies, particularly in South America and Europe. Also, U.S. agricultural products giant Archer-Daniels-Midland (sold in the second half) boosted Fund performance earlier in the year, on the strength of its growing ethanol business.

* * *

The Global Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. Even though most hard assets commodities and corresponding equity sectors did very well the second half of 2007, we believe there is still good value to be found in select hard asset equities, and the asset class overall remains compelling as we move into 2008. Two themes central to our constructive view of the hard assets class are deficiencies in or lack of infrastructure, particularly in coal, and the move to Master Limited Partnerships, especially by exploration and production energy companies. The

Global Hard Assets Fund

ever tightening iron ore and coal markets, as well as a strong production and earnings growth profile, are likely to continue to benefit coal and steel producers going forward. The macro environment for the independent power producers remains very positive in both the short and long term. Our thesis remains that these fundamentals will only improve as the electricity market becomes tighter and reserve margins grow slimmer over the next half decade. Finally, with the growing demand for “greener” energy creates a promising outlook for natural gas and renewables, although these plants operate at higher fuel rates than coal and nuclear alternatives.

We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

January 28, 2008

Derek S. van Eck	Charles T. Cameron
Investment Team Member	Investment Team Member

Joseph M. Foster	Samuel R. Halpert
Investment Team Member	Investment Team Member

Geoffrey R. King	Gregory F. Krenzer
Investment Team Member	Investment Team Member

Charl P. de M. Malan	Shawn Reynolds
Investment Team Member	Investment Team Member

Global Hard Assets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P GSSI Natural Resources Total Return Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]

The S&P GSCI Total Return Index (SPGSCITR) is calculated with dividends reinvested. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

[3]	The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]

The S&P Citigroup World Property Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—

1 year	34.42%	42.62%

5 year	33.86%	35.46%

10 year	13.70%	14.38%

Life (since 11/2/94)	16.11%	16.63%

C shares—

1 year	40.55%	41.55%

5 year	34.43%	34.43%

10 year	13.58%	13.58%

Life (since 11/2/94)	16.00%	16.00%

I shares—

1 Year	n/a	43.19%

Life (since 5/1/06)	n/a	24.41%

*

A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.43% / Net Expense Ratio 1.43% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.50% of average daily net assets.

*

C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.19% / Net Expense Ratio 2.19% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets.

*

I shares: no sales or redemption charges Gross Expense Ratio 1.17% / Net Expense Ratio 1.02% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.00% of average daily net assets.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Global Hard Assets Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Sector Breakdown** as of December 31, 2007 (unaudited)

Energy	59.4%
Precious Metals	11.4%
Industrial Metals	11.1%
Chemicals	4.3%
Basic Industry	2.5%
Consumer Goods	1.2%
Paper and Forest Products	1.0%
Consumer Durables	0.9%
Real Estate	0.1%

Total Common Stocks	91.9%
Money Market Fund	5.5%
Exchange Traded Funds	2.6%

100.0%

*	Percentage of net assets.

**	Percentage of investments.

Portfolio is subject to change.

Global Hard Assets Fund
Top Ten Equity Holdings* as of December 31, 2007 (unaudited)

Marathon Oil Corp.
(U.S., 4.2%)

Marathon Oil explores for, produces and markets crude oil and natural gas worldwide. The company also markets and transports crude oil and petroleum products, primarily in the Midwest, the upper Great Plains and southeastern U.S. It markets and transports natural gas products, including liquefied natural gas (LNG) and methanol, on a global basis.

Hess Corp.
(U.S., 3.5%)

Hess and its subsidiaries explore for, produce, purchase, transport and sell crude oil and natural gas. The company also manufactures, purchases, transports and markets refined petroleum products. Hess’ exploration and production activities are located primarily in the U.S., UK, Norway and Gabon.

Occidental Petroleum Corp.
(U.S., 3.2%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Range Resources Corp.
(U.S., 3.1%)

Range Resources is an independent oil and gas company operating in the Southwestern, Appalachian and Gulf Coast regions of the U.S. The company has a sizeable inventory of lower risk development drilling opportunities, and a number of projects that target the extraction of shale and coal bed methane.

Mirant Corp.
(U.S., 3.0%)

Mirant produces and markets electrical energy, electrical capacity on demand, and ancillary transmission services. The company’s customers include independent system operators, utilities, municipal systems, aggregators, electric cooperative utilities, among others. Mirant generates revenue primarily through the production of electricity in the U.S., the Philippines and the Caribbean.

Agnico-Eagle Mines Ltd.
(Canada, 2.8%)

Agnico-Eagle is an international growth company focused on gold, with operations in Canada and advanced-stage projects and opportunities in Canada, Mexico, Finland, and the U.S. Agnico-Eagle’s operating history includes more than 30 years of continuous gold production, and its LaRonde Mine in Quebec is Canada’s largest gold deposit.

Devon Energy Corp.
(U.S., 2.7%)

Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia and in Azerbaijan and Brazil.

NRG Energy, Inc.
(U.S., 2.7%)

NRG Energy is a wholesale power generation company. NRG is primarily engaged in the ownership, development, construction and operation of power generation facilities, the transacting in and trading of fuel and transportation services, and the trading of energy, capacity and related products in the U.S. and internationally.

McDermott International, Inc.
(U.S., 2.5%)

McDermott is a worldwide energy services company. The company and its subsidiaries provide engineering, fabrication, installation, procurement, research, manufacturing, environmental systems, project management and facility management services to a variety of customers in the energy and power industries, including the U.S. Department of Energy.

Nucor Corp.
(U.S., 2.5%)

Nucor is engaged in the manufacture and sale of steel and steel products, with operating facilities primarily in the U.S. and Canada. The company operates in two business segments: steel mills and steel products. Nucor is also North America’s largest recycler.

*	Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

Global Hard Assets Fund
Explanation of Expenses (unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007- December 31, 2007

Class A	Actual	$1,000.00	$1,171.30	$7.83
	Hypothetical**	$1,000.00	$1,018.00	$7.27

Class C	Actual	$1,000.00	$1,164.10	$11.78
	Hypothetical**	$1,000.00	$1,014.32	$10.97

Class I	Actual	$1,000.00	$1,168.40	$5.47
	Hypothetical**	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 1.43% on Class A Shares, 2.16% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Global Hard Assets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Global Hard Assets Fund made ten years ago (Class A and Class C) and at inception (Class I) with a similar investment in the S&P GSSI Natural Resources Index and the Standard & Poor’s 500 Index.

Van Eck Global Hard Assets Fund (Class A)
vs. S&P GSSI Natural Resources Index and Standard & Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Global Hard Assets Fund-A (w/o sales charge)	42.62%	35.46%	14.38%

Global Hard Assets Fund-A (with sales charge)[1]	34.42%	33.86%	13.70%

S&P GSSI Natural Resources Index	34.44%	29.13%	12.80%

Standard & Poor’s 500 Index	5.49%	12.81%	5.90%

Van Eck Global Hard Assets Fund (Class C)
 vs. S&P GSSI Natural Resources Index and Standard & Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Global Hard Assets Fund-C (w/o sales charge)	41.55%	34.43%	13.58%

Global Hard Assets Fund-C (with sales charge)[2]	40.55%	34.43%	13.58%

S&P GSSI Natural Resources Index	34.44%	29.13%	12.80%

Standard & Poor’s 500 Index	5.49%	12.81%	5.90%

Van Eck Global Hard Assets Fund (Class I)
vs. S&P GSSI Natural Resources Index and Standard & Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	Since Inception

Global Hard Assets Fund-I	43.19%	24.41%

S&P GSSI Natural Resources Index	34.44%	19.71%

Standard & Poor’s 500 Index	5.49%	9.06%

Inception date for the Van Eck Global Hard Assets Fund was 11/2/94 (Class A and Class C) and 5/1/06 (Class I). Index returns for the Class I (since inception) performance comparison are calculated as of nearest month end (4/30/06).

[1]	The maximum sales charge is 5.75%.

[2]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

All indices listed are unmanaged indices and include the reinvestment of all dividends and distributions, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P GSSI Natural Resources Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

The Standard and Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

International Investors Gold Fund

Dear Shareholder:

We are pleased to report that the Van Eck International Investors Gold Fund produced a total return of 27.41% (Class A shares, excluding sales charge) for the year ended December 31, 2007. Due primarily to strong individual stock selection, the Fund significantly outperformed its benchmarks, the Philadelphia Stock Exchange Gold and Silver (XAU) Index,1 which returned 22.90%, and the Amex Gold Miners (GDM) Index2, which returned 17.57%, for the same period. The Fund also significantly outpaced the general equity market, as measured by the 5.49% gain in the S&P 500 Index.3 Gold-related assets have outperformed more traditional financial markets in six of the last seven years.

For the period, gold bullion prices advanced $197.22 per ounce, or 31.0%, to close on December 31, 2007 at $833.92 per ounce. Since reaching $730 per ounce in May 2006, the gold market essentially trended sideways, with gold bullion prices spending the first half of 2007 in a range between $640 and $690 per ounce, with the exception of a few short-lived declines. This long consolidation ended in September 2007, when gold broke to the upside to reach a new cycle high of $845 per ounce on November 9. Gold shares, on the whole, moved higher throughout the year but did not keep pace with the underlying metal due primarily to rising operating costs.

Market and Economic Review

Several themes supported gold bullion prices in 2007. The value of the U.S. dollar was the main driver of the gold bullion price. The U.S. Dollar Index (DXY)4 fell 8.3% over the year, as central banks in Asia, the Middle East and elsewhere reiterated plans to reduce exposure to the U.S. dollar in their foreign exchange reserves. Also, the supply/demand fundamentals for gold improved throughout the year. Mine supply has stagnated since 2001, and some industry forecasts, including those by Barrick Gold (3.8% of Fund net assets as of December 31), indicate that mine supply will decline more than expected in the coming decade. A key characteristic of this gold cycle is that it has become much more difficult and costly to locate and develop economic gold deposits. Meanwhile, demand from emerging markets such as China, India and Turkey increased consumption of jewelry during the first half of the year. This demand declined somewhat with the increase in gold bullion prices during the second half of 2007, but investment demand more than made up the slack. The gold bullion exchange-traded funds (ETFs) became the preferred vehicle to hold physical gold for many investors, with ETF holdings surging in 2007 to over 700 tonnes, a magnitude that ranks with holdings of the largest central banks.

While currency movements and supply/demand fundamentals provided solid support for gold bullion prices, the catalyst for the dramatic move higher was deterioration in credit and banking conditions. Funding issues remained unresolved within the asset-backed commercial paper markets and for structured investment vehicles and conduits. Ultimate commercial bank exposure to these unresolved issues remained unknown. Bond insurance agencies faced potential downgrades, and an increasing number of mortgage lenders faced possible bankruptcy. These conditions caused a global sell-off across all investment asset classes in August 2007, as contagion gripped the financial markets. Gold bullion and gold shares alike were caught up in the selling and saw sharp declines. However, this selling of the precious metal proved to be temporary measures by investors using gold to meet margin requirements or needs to raise cash. Once the bout of contagion passed, fundamental drivers within the gold market were reestablished. Gold bullion and gold shares began to move higher in September in a breakout that propelled them both to new highs, as their perception as a safe haven in the midst of extraordinary financial stress grew.

While gold shares moved higher, gold equities overall did not keep pace with gold bullion prices during the year. Historically, gold stocks have tended to outperform the precious metal in a rising market. While a number of gold stocks did outpace gold bullion by a wide margin in 2007, escalating costs due to rising prices for energy, materials and labor muted equity returns somewhat. Over the course of the year, companies across the board consistently increased forecasts for capital and operating costs, causing industry analysts to

International Investors Gold Fund

downgrade earnings expectations. In fact, Novagold Resources and Teck Cominco (neither owned by the Fund) cancelled their joint development of a major project in British Columbia when cost estimates more than doubled to $5 billion. Part of the underperformance of gold shares was also likely due to substantial dilution through equity offerings in 2007 that were more than double the record number set in 1996. Further, there appeared to be excessive year-end portfolio positioning adjustments and/or profit-taking that kept pressure on the shares.

Fund Review

Several of the Fund’s top ten equity holdings turned in stellar performance for the annual period. The U.K.’s Randgold Resources (6.1% of Fund net assets as of December 31), which operates mines in West Africa, unveiled plans to increase production at its Loulo mine in Mali and also moved forward with another project. These announced plans drove its stock to a 57.3% gain for the year. Shares of Canada’s Kinross Gold (6.9% of Fund net assets) increased 54.9% for the twelve-month period, as the markets recognized its management’s success at reshaping the company into a quality major focused on growth. Kinross Gold advanced several projects in the Americas and was anticipated to soon commission its second mine in Russia. Canada’s Silver Wheaton (4.4% of Fund net assets) became the Fund’s largest silver holding in its portfolio. Silver Wheaton’s shares gained 61.6% for the year based on the market’s discovery of the company’s dynamic business model and its allure as the only pure silver equity play on the market.

Many of the small-cap, or junior, gold stocks within the Fund’s portfolio also performed quite well in 2007. This was all the more impressive, because small-cap stocks, or juniors, as a group lagged the large-cap gold stocks, as indicated by the -12.5% return of the BMO Nesbitt Burns Small Cap Gold and Precious Metals Index5. We, of course, seek to select junior, or small-cap, companies with sizable projects that are not too complex and that offer attractive return potential. During the annual period, shares of Canadian junior Aquiline Resources (1.4% of Fund net assets) increased 46.6% based on impressive increases in the silver resource at its world-class Navidad project in Argentina. Another Canadian junior, Great Basin Gold (0.8% of Fund net assets), saw its shares gain 59.8% in 2007. Great Basin Gold worked to bring its Ivanhoe mine in Nevada to production and also is developing a large deposit in South Africa that is expected to access near-surface ores, thereby avoiding the pitfalls of deep level mining.

The Fund also benefited during 2007 from merger and acquisition activity within the sector. The largest of these transactions during the year was Canada’s Yamana Gold’s proposed takeover of fellow Canadian Meridian Gold. The Fund was well positioned with Meridian Gold among its top ten equity holdings at the time of the announced offer, while owning no Yamana Gold. The proposed acquisition was announced at the end of June, but was not completed until January 3, 2008. Meridian Gold’s shares rose 29.0% for the year. In the process of completing this transaction, Meridian Gold’s shares were converted to Yamana Gold shares. Thus, by yearend, Yamana Gold replaced Meridian Gold among the Fund’s top ten equity holdings, with 3.9% of net assets. As Fund managers, we were quite satisfied with the premium the Fund received for its Meridian Gold shares.

Among other holdings, five of the Fund’s junior stocks were acquired at a premium to market over the course of the year. The most recent, taking place during the fourth quarter, was the U.S.’ Newmont Mining’s (2.4% of Fund net assets) acquisition of Canada’s Miramar Mining (1.8% of Fund net assets) for $1.4 billion in cash. Miramar Mining has a world-class project known as Hope Bay above the Arctic Circle in Nunavut, Canada. Miramar Mining shares gained 37.9% for the year.

Of course, there were disappointments, too, as some companies encountered difficulties. The cost of mining deeper than 3,000 meters (approximately two miles) in South Africa proved to be a daunting task. Also, South Africa’s government became more active in shutting down mines to resolve safety issues. As a result, shares of Gold Fields (sold by yearend) and AngloGold Ashanti (2.5% of Fund net assets) declined 22.8% and 8.6%, respectively, in 2007. Overall, the Fund began the year with an underweighted position of 4.5% of Fund net assets in South African gold shares and ended the year

International Investors Gold Fund

with an allocation of just 2.5% of Fund net assets. Among the juniors, the biggest disappointment was Gammon Gold’s (1.6% of Fund net assets) 50.7% share price decline. The start-up of this Canadian company’s Ocampo Mine in Mexico was poorly managed and fell well short of expectations. We held the stock, however, because we continued to like the extensive gold/silver mineralization at Ocampo and believe that a new, more experienced management team should be able to turn the company around in 2008.

* * *

While gold had an impressive run in 2007, unfolding events in the financial, economic and political arenas suggest to us that the bull market may be far from over. First, despite repeated and massive efforts by central banks in the U.S. and Europe to inject liquidity into the system to stimulate financial markets, the credit crisis remains unresolved. Indeed, we believe that investors are witnessing the bursting of a major and historic speculative bubble. The securitization of credit by commercial banks and lending from emerging nations’ swollen stockpile of U.S. dollars provided excessive liquidity to the global financial system. The symptoms of the bubble were classic human elements of risk characterized by short memories, convincing each other that innovation and creativity were coming to the fore, when what was really happening was a lowering of credit standards and increasing leverage. In April 2007, the President of the Federal Reserve Bank of New York said that “the torrent of money flowing into hedge funds has coincided with a troubling erosion in lending practices.” Little did anyone know at the time that it was commercial banks, rather than hedge funds, whose fortunes were aligned most with the health of subprime loans—a failed asset class enabled by lax or even illegal lending practices. The banks, in cooperation with the ratings agencies, created opaque financial instruments in which subprime loans were ubiquitous. Markets must now move through 2008 under a cloud of uncertainty regarding the fate and financial impact that this collapsed bubble may ultimately have on commercial banks, mortgage lenders, government sponsored enterprises, bond insurers and ratings agencies. As this uncertainty persists, it is hard to imagine the economy emerging unscathed.

Second, there seems to be a growing realization around the globe that an elevated level of general price inflation has taken hold and that inflationary pressures that started to build globally in 2007 look set to intensify. In November, China’s consumer prices accelerated at the quickest pace that nation has seen in eleven years. Chile’s central bank unexpectedly raised its lending rate to try to contain 7.4% inflation there, the highest level that nation has seen since 1996. In the U.S., both producer and consumer prices rose more than expected in November. This led real rates on one-year Treasuries to turn negative for only the second time in this gold cycle. While past performance is no guarantee of future results, negative real rates have historically been quite positive for gold prices. After all, as a store of value, gold becomes more competitive with interest-bearing accounts. Much of the inflation over the year was due to rising food and energy prices. In November, the U.S. Agriculture Department warned of significant falls in inventories of corn, wheat and soybean amid heavy demand. Elsewhere in the world, weather-related problems reduced crops in Australia and Argentina. Russia raised export taxes on wheat as part of its efforts to curb its 12% inflation rate. Inflation is the most widely recognized driver of gold prices and should it continue to rise as anticipated, it may bring a whole new level of investor interest to the precious metal.

Third, recent events in Pakistan and Nigeria along with uncertainties surrounding the incoming U.S. president suggest geopolitical tensions may not decrease in the coming year. Along with that, sentiment toward the U.S. dollar is such that it seems to be able to do little more than muster an occasional bear-market rally.

In short, the combination of declining home values, contracting credit conditions and rising prices for goods and services may bring on the first consumer-led recession since 1990. Such financial and economic conditions combined with geopolitical tensions should, in our view, be supportive of gold as a sound form of currency and an attractive financial alternative during times of economic stress.

International Investors Gold Fund

We appreciate your continued investment in Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

Joseph M. Foster	Charl P. de M. Malan
Investment Team Member	Investment Team Member

January 18, 2008

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

[2]

The Amex Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The American Stock Exchange (Amex) owns, calculates and maintains GDM. Van Eck Associates Corporation has an exclusive license to use GDM for ETFs.

[3]	The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held commons tocks, covering industrials, utility, financial and transportation sectors.

[4]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

[5]

The BMO Nesbitt Burns Small Cap Gold and Precious Metals Index includes 39 gold and precious metals stocks with a total market capitalization of approximately $24 billion. It is a sub-index of the BMO Nesbitt Burns Small Cap Index. The median and mean market capitalizations of the sub-index were approximately $509 million and $613 million, respectively.

International Investors Gold Fund

PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—

1 year	20.09%	27.41%

5 year	25.78%	27.28%

10 year	15.84%	16.53%

Life (since 2/10/56)	10.94%	11.07%

C shares—

1 Year	25.56%	26.56%

Life (since 10/3/03)	27.75%	27.75%

I shares—

1 Year	n/a	27.94%

Life (since 10/2/06)	n/a	37.88%

*

A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.46% / Net Expense Ratio 1.46% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.60% of average daily net assets.

*

C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.12% / Net Expense Ratio 2.12% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets.

*

I shares: no sales or redemption charges Gross Expense Ratio 1.23% / Net Expense Ratio 1.03% For the period May 1, 2007 through April 30, 2008, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.00% of average daily net assets.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

International Investors Gold Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Sector Breakdown** as of December 31, 2007 (unaudited)

Gold	83.3%
Silver	9.4%
Platinum	3.0%
Money Market Fund	1.0%
Repurchase Agreement	2.4%
Corporate Note	0.9%

*	Percentage of net assets.

**	Percentage of investments.

Portfolio is subject to change.

International Investors Gold Fund
Top Ten Equity Holdings as of December 31, 2007* (unaudited)

Agnico-Eagle Mines Ltd.
(Canada, 9.0%)

Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Goldcorp, Inc.
(Canada, 7.1%)

Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Kinross Gold Corp.
(Canada, 6.9%)

Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Randgold Resources Ltd.
(United Kingdom, 6.1%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Lihir Gold Ltd.
(Australia, 5.4%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

Silver Wheaton Corp.
(Canada, 4.4%)

Silver Wheaton purchases and sells by-product silver from operating mines. The company buys silver from operations in Mexico, Sweden and Peru.

Yamana Gold, Inc.
(Canada, 3.9%)

Yamana Gold is an intermediate gold producer with production, development stage and exploration properties throughout Brazil. The company also holds gold exploration properties in Argentina.

Barrick Gold Corp.
(Canada, 3.8%)

Barrick Gold is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

Newcrest Mining Ltd.
(Australia, 3.3%)

Newcrest Mining is a gold mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Silvercorp Metals, Inc.
(Canada, 2.6%)

Silvercorp Metals acquires, explores and develops mineral properties in China. The company is developing its Ying Silver project.

*	Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

International Investors Gold Fund
Explanation of Expenses (unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges).
Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007- December 31, 2007

Class A	Actual	$1,000.00	$1,247.60	$8.16
	Hypothetical**	$1,000.00	$1,017.95	$7.32

Class C	Actual	$1,000.00	$1,244.10	$11.48
	Hypothetical**	$1,000.00	$1,014.97	$10.31

Class I	Actual	$1,000.00	$1,250.70	$5.67
	Hypothetical**	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 1.44% on Class A Shares, 2.03% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

International Investors Gold Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the International Investors Gold Fund made ten years ago (Class A) and at inception (Class C and Class I) with a similar investment in the Amex Gold Miners Index (GDM) and the Philadelphia Stock Exchange Gold and Silver (XAU) Index.

Van Eck International Investors Gold Fund (Class A)
vs. the Amex Gold Miners Index (GDM) and the Philadelphia Stock
Exchange Gold and Silver (XAU) Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

International Investors Gold Fund-A (w/o sales charge)	27.41%	27.28%	16.53%

International Investors Gold Fund-A (with sales charge)[2]	20.09%	25.78%	15.84%

Amex Gold Miners Index (GDM)	17.57%	20.61%	14.41%

Philadelphia Stock Exchange Gold & Silver (XAU) Index	22.90%	19.11%	10.41%

Van Eck International Investors Gold Fund (Class I)
vs. the Amex Gold Miners Index (GDM) and the Philadelphia Stock
Exchange Gold and Silver (XAU) Index

Average Annual Total Return 12/31/07	1 Year	Since Inception[1]

International Investors Gold Fund-I	27.94%	37.88%

Amex Gold Miners Index (GDM)	17.57%	24.96%

Philadelphia Stock Exchange Gold & Silver (XAU) Index	22.90%	28.28%

Van Eck International Investors Gold Fund (Class C)
vs. the Amex Gold Miners Index (GDM) and the Philadelphia Stock
Exchange Gold and Silver (XAU) Index

Average Annual Total Return 12/31/07	1 Year	Since Inception[1]

International Investors Gold Fund-C (w/o sales charge)	26.56%	27.75%

International Investors Gold Fund-C (with sales charge)[3]	25.56%	27.75%

Amex Gold Miners Index (GDM)	17.57%	19.48%

Philadelphia Stock Exchange Gold & Silver (XAU) Index	22.90%	17.60%

[1]

Inception date for the Van Eck International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C) and 10/2/06 (Class I). Index returns for the Class C and Class I (since inception) performance comparison are calculated as of nearest month end (9/30/03 and 9/30/06).

[2]	The maximum sales charge is 5.75%.

[3]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

All indices listed are unmanaged indices and includes the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Amex Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The American Stock Exchange (Amex) owns, calculates and maintains GDM. Van Eck Associates Corporation has an exclusive license to use GDM for ETFs, and a revenue sharing agreement with the Amex for derivative products with respect to licensing fees based on the GDM.

The Philadelphia Gold and Silver Index (XAU) is calculated with dividends reinvested. The Index is composed of the common stocks of the leading companies involved in gold and silver mining.

Emerging Markets Fund
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 94.1%

Argentina: 1.2%
158,000	Inversiones y Representaciones S.A. (GDR)*	$2,295,740

Brazil: 9.0%
124,000	Anhanguera Educacional Participacoes S.A.*	2,647,191
145,000	BR Malls Participacoes S.A.*	1,955,056
163,700	Cia Hering*	965,646
195,400	Cremer S.A.*	1,811,292
185,000	Localiza Rent a Car S.A.	1,963,287
42,000	Petroleo Brasileiro S.A. (ADR)	4,840,080
172,000	Ultrapetrol (Bahamas) Ltd.*	2,925,720

		17,108,272

China/Hong Kong: 15.8%
5,110,000	Beijing Development* #	2,417,002
4,422,000	China Green Holdings Ltd.#	4,693,990
1,345,000	China Infrastructure Machinery Holdings Ltd.#	2,106,352
5,932,000	China Lifestyle Food & Beverages#	1,844,582
2,150,000	China Properties Group Ltd.#	1,311,071
4,358,000	GST Holdings Ltd.#	1,374,272
130,400	Home Inns & Hotel Management,Inc. (ADR)*	4,647,456
6,350,000	Ju Teng International Holdings* #	1,921,159
9,400,000	PYI Corp.#	3,852,031
450,000	Stella International Holdings Ltd.#	1,002,237
10,854,000	SRE Group#	2,729,745
1,400,400	Tian An China Investments Co. Ltd.#	1,954,054
233,400	Tian An China Investments Co. Warrants*# (HKD 10.00, expiring 01/02/10)	107,705

		29,961,656

India: 9.6%
185,000	Ansal Properties & Infrastructure Ltd.#	1,971,360
110,000	Goetze India Ltd * #	499,149
149,000	GVK Power & Infrastructure Ltd.* #	2,992,049
124,000	Hirco PLC (GBP)* #	929,189
140,000	ISCA (India) Ltd.	2,105,772
168,000	Panacea Biotec Ltd.#	1,653,002
79,000	Reliance Capital Ltd.#	5,129,941
22,321	TRF Ltd.#	1,027,404
172,000	Welspun-Gujarat Stahl Ltd.#	1,967,224

		18,275,090

Indonesia: 1.0%
24,350,000	Mitra Adiperkasa Tbk PT* #	1,793,379

Israel: 0.6%
68,000	Queenco Leisure International Ltd. (GDR)* R	1,131,395

Number of Shares		Value

Kazakhstan: 6.6%
45,000	Chagala Group Ltd. (GDR)*	$339,750
109,000	Eurasian Natural Resources Corp. (GDR)*	1,388,643
183,000	Halyk Savings Bank Kazakhstan (GDR) Reg S#	2,828,392
165,000	Kazakhstan Kagazy PLC (GDR)*	866,250
197,400	Kazakhstan Kagazy PLC (GDR)* R	1,036,350
199,000	KazMunaiGas Exploration (GDR) Reg S#	6,152,975

		12,612,360

Malaysia: 6.8%
2,234,000	CB Industrial Product Holding BHD #	4,114,442
1,470,000	Coastal Contracts BHD#	1,140,932
10,695,000	Dreamgate Corp. BHD#	1,844,429
2,541,400	KNM Group BHD#	5,848,940

		12,948,743

Mexico: 1.3%
18,000	America Movil S.A. de C.V. (ADR)	1,105,020
440,000	Grupo FAMSA S.A. de C.V.*	1,380,354

		2,485,374

Nigeria: 0.2%
39,400	Guaranty Trust Bank (GDR) R	457,040

Panama: 0.7%
33,800	Copa Holdings S.A. (ADR)	1,269,866

Peru: 0.9%
21,000	Creditcorp. Ltd. (ADR)	1,602,300

Philippines: 1.4%
29,600,000	Megaworld Corp.#	2,641,068

Poland: 1.0%
20,000	AmRest Holdings N.V.* #	1,074,293
193,000	Multimedia Polska S.A.* #	812,978

		1,887,271

Russia: 6.9%
191,000	C.A.T. Oil A.G. (EUR)* #	4,185,805
47,000	LUKOIL (ADR)	3,971,500
30,000	Magnit OAO* #	1,510,403
180,000	Sistema Hals (GDR) Reg S*	1,755,000
4,000	Vismpo-Avisma Corp. (USD)#	1,203,848
850,000	World Trade Center Moscow (USD)*	552,500

		13,179,056

Singapore: 2.0%
2,950,000	Best World International Ltd.#	1,836,145
1,265,000	Sino-Environment Technology Group Ltd.* #	1,974,467

		3,810,612

See Notes to Financial Statements

Emerging Markets Fund
Schedule of Investments
December 31, 2007 (continued)

Number of Shares		Value

South Africa: 6.5%
480,000	African Bank Investments Ltd.#	$2,324,077
258,000	Aspen Pharmacare Holdings Ltd. #	1,437,567
133,000	Bidvest Group Ltd.#	2,340,871
63,000	Naspers Ltd.#	1,491,117
100,000	Spar Group Ltd. #	881,965
169,000	Standard Bank Group Ltd.#	2,476,270
630,000	Woolworths Holdings Ltd.* #	1,479,025

		12,430,892

South Korea: 9.8%
106,000	Ecopro Co. Ltd.* #	1,084,146
265,300	Finetec Corp.#	3,595,179
40,000	Hyundai Mobis#	3,696,086
127,000	Inzi Controls Co. Ltd. #	766,742
52,085	SFA Engineering Corp.#	3,317,162
61,488	Solmics Co. Ltd.* #	834,047
54,000	SSCP Co. Ltd.* #	1,807,658
23,397	Taewoong Co. Ltd.#	2,208,178
196,000	Won Ik Quartz Corp.#	1,335,567

		18,644,765

Taiwan: 5.9%
836,836	Advantech Co. Ltd.#	1,898,138
1,353,500	Awea Mechantronic Co. Ltd.#	2,467,795
1,520,000	China Ecotek Corp.#	1,459,060
1,130,000	Chrome ATE, Inc.#	2,268,096
705,000	Lumax International Corp. Ltd.#	1,527,380
364,939	MJC Probe, Inc.#	1,134,622
139,733	Novatek Microelectronics Corp. Ltd.#	529,893

		11,284,984

Thailand: 1.7%
1,095,000	Airports of Thailand PLC#	1,857,249
387,824	Minor International PCL	209,541
1,796,000	Ticon Industrial Connection PCL (NVDR)	1,103,672

		3,170,462

Turkey: 4.4%
18,000	BIM Birlesik Magazalar A.S.#	1,605,921
315,000	Sinpas Gayrimenkul Yatirim Ortakligi A.S.* #	2,203,441
335,000	Tav Havalimanlari Holding A.S.* #	3,051,099
258,600	Tekfen Holding A.S.*	1,422,879

		8,283,340

Ukraine: 0.8%
54,800	XXI Century Investments Public Ltd (GBP)* #	1,560,758

Total Common Stocks (Cost: $156,021,914)		178,834,423

Number of Shares		Value

PREFERRED STOCKS: 3.0%
Brazil: 3.0%
197,988	Cia Vale do Rio Doce*	$5,644,883

Total Preferred Stocks (Cost: $2,031,562)		5,644,883

MONEY MARKET FUND: 3.8%
7,220,328	AIM Treasury Portfolio - Institutional Class (Cost: $7,220,328)	7,220,328

Total Investments: 100.9% (Cost: $165,273,804)		191,699,634
Liabilities in excess of other assets: (0.9%)		(1,684,611)

NET ASSETS: 100.0%		$190,015,023

Glossary:

ADR	-	American Depositary Receipt
BHD	-	Malaysian Public Limited Company
EUR	-	Euro
GBP	-	British Pound
GDR	-	Global Depositary Receipt
HKD	-	Hong Kong Dollar
NVDR	-	Non-Voting Depository Receipt
THB	-	Thai Baht
USD	-	United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $133,085,123, which represented 70.0% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $2,624,785, or 1.38% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

Emerging Markets Fund
Schedule of Investments
December 31, 2007 (continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Guaranty Trust Bank PLC	7/21/07	39,400	$441,280	$457,040	0.24%
Kazakhstan Kagazy PLC	7/20/05	197,400	1,025,451	1,036,350	0.55
Queenco Leisure International	7/6/07	68,000	1,297,605	1,131,395	0.60

			$2,764,336	$2,624,785	1.38%

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Industry	1.4%	$2,707,327
Capital Goods	13.8	26,391,483
Chemicals	4.2	8,139,985
Consumer, Durable	3.4	6,432,603
Consumer Goods	11.3	21,755,709
Consumer, Non-durable	0.8	1,605,921
Energy	16.1	30,917,069
Finance	8.5	16,240,899
Industrial Metals	5.3	10,204,598
Materials	1.0	1,921,159
Miscellaneous	1.1	2,061,759
Paper and Forest	1.0	1,902,600
Real Estate	15.1	28,969,834
Services	9.4	17,945,126
Technology	0.6	1,105,020
Transportation	3.2	6,178,214

Total Foreign Common and Preferred Stocks	96.2	184,479,306
Money Market Fund	3.8	7,220,328

	100.0%	$191,699,634

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 93.1%
Australia: 3.4%
1,664,100	Iluka Resources Ltd.† #	$6,684,732
5,376,000	Lihir Gold Ltd.* #	16,725,643
97,000	Rio Tinto Ltd.† #	11,284,354

		34,694,729

Brazil: 3.5%
673,600	Cia Vale do Rio Doce (ADR)	22,006,512
116,000	Petroleo Brasileiro S.A. (ADR)	13,367,840

		35,374,352

Canada: 12.0%
230,000	Addax Petroleum Corp.	10,009,119
35,000	Agnico-Eagle Mines Ltd.	1,929,885
477,000	Agnico-Eagle Mines Ltd. (USD)	26,058,510
707,700	Brazilian Resources, Inc.* #	0
72,800	CIC Energy Corp.* R	1,051,117
30,000	FNX Mining Co., Inc.*	919,499
393,811	Goldcorp, Inc. (USD)	13,362,007
116,750	Killam Properties, Inc.*	1,089,485
977,700	Kinross Gold Corp. (USD)*	17,989,680
146,172	Kinross Gold Corp.*	2,710,317
575,000	Miramar Mining Corp.*	3,629,617
658,000	OPTI Canada, Inc.*	11,067,227
58,800	Penn West Energy Trust (USD)	1,528,800
184,100	Petrolifera Petroleum Ltd.*	1,841,093
571,050	Petrolifera Petroleum Ltd.* R	5,710,790
222,000	Silver Wheaton Corp.* †	3,778,915
11,400	Suncor Energy, Inc.	1,246,440
112,600	Suncor Energy, Inc. (USD)	12,242,998
10,900	Timberwest Forest Corp.	162,349
59,000	Timberwest Forest Corp. R	878,768
301,500	Yamana Gold Warrants	1,564,091
	(CAD 2.00, expiring 05/29/08)*
195,480	Yamana Gold Inc.	2,553,055

		121,323,762

Indonesia: 0.0%
100,000	Medco Energi Internasional Tbk PT#	54,015

Kazakhstan: 0.7%
550,000	Eurasian Natural Resources Corp. (GBP)*	7,006,913

Netherlands: 1.4%
183,500	Arcelor Mittal (USD)	14,193,725

Norway: 1.4%
571,500	SeaDrill Ltd.* #	13,792,705

South Africa: 2.6%
626,700	Exxaro Resources Ltd.#	9,516,291
492,500	Impala Platinum Holdings Ltd.#	17,113,053

		26,629,344

Number of Shares		Value

United Kingdom: 2.1%
576,000	Randgold Resources Ltd. (ADR)	$21,386,880

United States: 66.0%
696,300	Alpha Natural Resources, Inc.* †	22,615,824
141,500	American Commercial Lines, Inc.* †	2,297,960
543,800	Celanese Corp.	23,013,616
267,100	ConAgra Foods Inc.	6,354,309
154,250	CVR Energy, Inc.*	3,846,995
553,600	Darling International, Inc.*	6,399,616
312,000	Devon Energy Corp.	27,739,920
174,000	Diamond Offshore Drilling, Inc.†	24,708,000
444,600	El Paso Corp.	7,664,904
369,000	Ellora Oil & Gas, Inc.* # R	5,275,335
226,000	Exterran Holdings Inc.* †	18,486,800
346,200	FMC Technologies, Inc.*	19,629,540
137,600	Freeport-McMoRan Copper & Gold Inc.	14,095,744
202,000	Frontier Oil Corp.	8,197,160
238,000	Halliburton Co.	9,022,580
355,500	Hess Corp.‡	35,855,730
972,000	International Coal Group Inc.* †	5,209,920
89,700	Kaiser Aluminum Corp.†	7,129,356
154,750	KGEN Power Corp.* # R	2,577,624
694,000	Marathon Oil Corp.	42,236,840
434,800	McDermott International, Inc.*	25,666,244
194,300	Mercer International, Inc.* †	1,521,369
769,800	Mirant Corp.* †	30,006,804
126,500	Monsanto Co.	14,128,785
251,916	National Oilwell Varco, Inc.*	18,505,749
442,475	Newfield Exploration Co.*	23,318,433
388,000	Noble Corp.	21,925,880
626,000	NRG Energy, Inc.*	27,130,840
431,100	Nucor Corp.	25,529,742
417,400	Occidental Petroleum Corp.	32,135,626
127,000	Oceaneering International, Inc.*	8,553,450
109,000	Quicksilver Resources, Inc.* ‡	6,495,310
605,500	Range Resources Corp.	31,098,480
186,800	Schlumberger Ltd.	18,375,516
38,500	Teton Energy Corp.*	188,650
145,516	Transocean, Inc.*	20,830,615
278,400	Valero Energy Corp.	19,496,352
340,300	Weatherford International Ltd.*	23,344,580
96,800	Weyerhauser Co.	7,138,032
391,500	XTO Energy, Inc.	20,107,440

		667,855,670

Total Common Stocks (Cost: $659,055,297)		942,312,095

EXCHANGE TRADED FUNDS: 2.6%
United States: 2.6%
304,000	PowerShares Global Water Portfolio ETF	6,505,600
246,000	StreetTRACKS Gold Trust*	20,285,160

	(Cost: $23,612,955)	26,790,760

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Investments
December 31, 2007 (continued)

Number of Shares		Value

MONEY MARKET FUND: 5.6%
56,356,171	AIM Treasury Portfolio - Institutional Class (Cost: $56,356,171)	$56,356,171

Total Investments Before Collateral for Securities Loaned: 101.3% (Cost: $739,024,423)		1,025,459,026

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 8.1%
81,696,036	State Street Navigator Securities Lending Prime Portfolio (Cost: $81,696,036)	81,696,036

Total Investments: 109.4% (Cost: $820,720,459)		1,107,155,062
Liabilities in excess of other assets: (9.4)%		(94,652,830)

NET ASSETS: 100.0%		$1,012,502,232

Number of Contracts

COVERED OPTIONS WRITTEN: (0.3)%
United States (0.3)%
(1,777)	Hess Corp. Calls ($90, expiring 1/19/2008)	$(2,310,100)

(1,090)	Quicksilver Calls ($60, expiring 1/19/2008)	(201,650)

	(Premiums Received: $1,369,623)	$(2,511,750)

Glossary:

ADR - American Depositary Receipt
CAD - Canadian Dollar
GBP - British Pound
NOK - Norwegian Krone
USD - United States Dollar

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $79,111,890.

‡	Collateral for call options written

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $83,023,752, which represented 8.2% of net assets.

R

Security is exempt from registration under Rule 144A of the Securities Act of 1933, amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $15,493,634 or 1.5% of net assets.

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Investments
December 31, 2007 (continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/07	72,800	$922,687	$1,051,117	0.1%
Ellora Oil & Gas, Inc. (a)	6/30/06	369,000	4,428,000	5,275,335	0.5%
KGEN Power Corp. (a)	12/19/06	154,750	2,166,500	2,577,624	0.3%
Petrolifera Petroleum Ltd.	3/7/05	571,050	507,487	5,710,790	0.6%
Timberwest Forest Corp.	3/5/04	59,000	554,606	878,768	0.1%

(a) Illiquid security			$8,579,280	$15,493,634	1.5%

Summary of Investments by Industry Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Basic Industry	2.5%	$25,666,244
Chemicals	4.3	44,271,757
Consumer Durables	0.9	9,516,291
Consumer Goods	1.2	12,753,925
Energy	59.4	608,791,001
Industrial Metals	11.1	113,713,633
Paper And Forest Products	1.0	9,700,518
Precious Metals	11.4	116,809,241
Real Estate	0.1	1,089,485

Total Common Stocks	91.9	942,312,095
Exchange Traded Funds	2.6	26,790,760
Money Market Fund	5.5	56,356,171

	100.0%	$1,025,459,026

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 97.0%
Australia 11.3%
2,865,000	Adamus Resources Ltd.* #	$1,624,851
6,309,000	Andean Resources Ltd.* #	12,274,907
11,898,384	Lihir Gold Ltd.* † #	37,017,879
779,725	Newcrest Mining Ltd.#	22,483,448
422,000	Sino Gold Ltd.* † #	2,544,231
14,175,000	Tanami Gold NL* † #	1,603,976

		77,549,292

Canada: 69.2%
380,974	Agnico-Eagle Mines Ltd.	21,006,715
751,800	Agnico-Eagle Mines Ltd. (USD)	41,070,834
1,510,000	Amarillo Gold Corp.*	1,514,666
640,000	Aquiline Resources, Inc.*	5,966,107
390,000	Aquiline Resources, Inc.* R	3,635,190
1,096,000	Aurelian Resources, Inc.*	8,506,368
100,000	Aurizon Mines Ltd. (USD)*	389,000
3,050,000	Aurizon Mines Ltd.*	11,959,573
1,000,000	AXMIN, Inc.* R	871,372
616,638	Barrick Gold Corp. (USD)	25,929,628
948,000	Bear Creek Mining Corp.* R	6,915,852
1,043,800	Brazauro Resources Corp.*	592,257
1,800,000	Eldorado Gold Corp.*	10,632,757
1,633,900	European Goldfields Ltd.*	9,072,164
168,000	First Uranium Corp.* R	1,608,592
700,000	Franco-Nevada Corp.* R	10,745,225
740,000	Full Metal Minerals Ltd.* R	1,837,178
520,000	Full Metal Minerals Ltd.* R	1,290,640
370,000	Full Metal Minerals Ltd. Warrants (CAD 3.00, expiring 11/10/08)* R	107,932
260,000	Full Metal Minerals Ltd. Warrants (CAD 3.00, expiring 10/24/09)* R	129,058
780,000	Gabriel Resources Ltd.*	1,556,918
800,000	Gabriel Resources Ltd.* R	1,596,839
947,600	Gammon Gold, Inc.*	7,642,632
450,000	Gammon Gold, Inc. (USD)* †	3,604,500
530,000	Gold Eagle Mines Ltd.*	4,484,016
437,500	Goldcorp, Inc.	14,983,029
989,707	Goldcorp, Inc. (USD)	33,580,759
17,500	Goldcorp, Inc. Warrants (CAD 45.75, expiring 6/9/11)*	177,314
24,000	Golden Star Resources Ltd.* R	77,329
1,695,000	Great Basin Gold Ltd.* †	4,551,154
300,000	Great Basin Gold Ltd.* R	805,500
422,500	Great Basin Gold Ltd. Warrants* (CAD 3.50, expiring 4/17/09)	248,290
705,000	Guyana Goldfields, Inc.*	5,178,834
1,133,300	High River Gold Mines Ltd.*	3,261,130
1,388,200	Iamgold Corp.	11,379,034
1,870,000	Jinshan Gold Mines, Inc.*	5,191,550
935,000	Jinshan Gold Mines, Inc. Warrants (CAD 1.45, expiring 3/1/08)* R	1,222,098
222,350	Kinross Gold Corp.* R	4,122,808
25,005	Kinross Gold Corp.*	463,642
2,337,738	Kinross Gold Corp. (USD)* †	43,014,379
1,640,000	Lake Shore Gold Corp.*	2,907,949
601,500	Minco Silver Corp.*	1,816,171
50,000	Minefinders Corp.*	568,579

Number of Shares		Value

450,000	Minefinders Corp.* R	$5,115,600
1,917,300	Miramar Mining Corp.*	12,102,719
445,000	New Gold, Inc.* †	2,299,857
800,000	New Gold, Inc.* † R	4,133,600
770,000	Northgate Minerals Corp.* †	2,340,989
666,666	Northgate Minerals Corp.* R	2,025,998
8,535,000	Orezone Resources, Inc.* †	10,377,426
1,373,200	Osisko Exploration Ltd.*	8,209,008
1,452,600	Pacific Rim Mining Corp.* †	1,554,282
226,759	PAN American Silver Corp.*	8,039,209
96,000	PAN American Silver Corp. (USD)*	3,353,280
95,150	PAN American Silver Corp. Warrants (CAD 12.00, expiring 2/20/08)*	2,216,446
23,230	PAN American Silver Corp. Warrants (CAD 12.00, expiring 2/20/08)* R	541,096
2,261,700	Peak Gold Ltd.* R	1,374,963
1,130,850	Peak Gold Ltd. Warrants (CAD 1.50, expiring 4/13/12)* R	217,703
855,000	Pediment Exploration Ltd.* R	2,330,361
427,500	Pediment Exploration Ltd. Warrants (CAD 3.00, expiring 05/21/09)* R	326,034
265,000	Platinum Group Metals Ltd.*	1,063,467
530,000	Platinum Group Metals Ltd.* R	2,126,360
514,500	Premier Gold Mines Ltd.*	1,251,127
1,055,555	Red Back Mining, Inc.*	7,582,841
503,000	Silver Wheaton Corp.* †	8,562,136
1,098,000	Silver Wheaton Corp. (USD)*	18,633,060
1,257,500	Silver Wheaton Corp. Warrants (CAD 4.00, expiring 8/05/09)*	3,414,661
1,860,000	Silvercorp Metals, Inc.	17,677,491
1,075,000	Silverstone Resources Corp.* R	2,940,879
839,800	Western Goldfields, Inc.* †	3,199,638
536,000	Yamana Gold Inc. Warrants (CAD 2.0, expiring 05/29/08)*	2,780,607
606,281	Yamana Gold Inc. (USD)	7,845,276
1,264,250	Yamana Gold Inc.	16,511,661

		476,363,337

South Africa: 5.1%
400,000	AngloGold Ashanti Ltd. (ADR)†	17,124,000
460,000	Impala Platinum Holdings Ltd.#	15,983,765
202,500	Platmin Ltd. (CAD)* R	1,951,239

		35,059,004

United Kingdom: 6.3%
850,000	Cluff Gold Ltd.*	1,522,809
1,125,000	Randgold Resources Ltd. (ADR)	41,771,250

		43,294,059

United States: 5.1%
8,300,000	Capital Gold Corp.*	5,602,500
180,000	Metallica Resources, Inc.*	981,000
1,460,000	Metallica Resources, Inc. (CAD)*	7,899,488
255,000	Metallica Resources, Inc. Warrants (CAD 3.10, expiring 12/11/08)* R	617,508
345,000	Newmont Mining Corp.	16,846,350
109,100	Royal Gold, Inc.†	3,329,732

		35,276,578

Total Common Stocks (Cost: $283,083,141)		667,542,270

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Investments
December 31, 2007 (continued)

	Principal Amount	Value

CORPORATE NOTE: 0.9%
Canada: 0.9%
Eurasia Holdings AG Convertible Note, 7.00%, 9/14/09* R (Cost: $2,959,754)	CAD 3,280,000	$6,053,435

Number of Shares

MONEY MARKET FUND: 1.0%
AIM Treasury Portfolio - Institutional Class (Cost: $6,978,528)	6,978,528	6,978,528

	Principal Amount

REPURCHASE AGREEMENT: 2.5%
State Street Bank & Trust Co., 3.30% (dated 12/31/07, due 01/02/08, repurchase price $16,919,656 collateralized by $17,150,000 Federal National Mortgage Association, 3.25%, due 2/15/09 with a value of $17,263,731) (Cost $16,916,554)	$16,916,554	16,916,554

Total Investments Before Collateral for Securities Loaned: 101.4% (Cost: $309,937,977)		697,490,787

	Number of Shares	Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.9%
State Street Navigator Securities Lending Prime Portfolio (Cost: $54,653,423)	54,653,423	$54,653,423

Total Investments: 109.3% (Cost: $364,591,400)		752,144,210
Liabilities in excess of other assets: (9.3%)		(64,106,885)

NET ASSETS: 100.0%		$688,037,325

Glossary:

ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
USD - United States Dollar

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $52,661,755.

#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $93,533,057, which represented 13.6% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $64,720,389, or 9.4% of net assets.

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Investments
December 31, 2007 (continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Aquiline Resources, Inc.	9/27/05	390,000	$529,932	$3,635,190	0.5%
AXMIN, Inc.	11/16/01	1,000,000	157,230	871,372	0.1
Bear Creek Mining Corp.	8/15/05	948,000	2,865,287	6,915,852	1.0
Eurasia Holdings	8/29/06	**	2,959,754	6,053,435	0.9
First Uranium Corp	12/13/06	168,000	1,016,518	1,608,592	0.2
Franco-Nevada Corp.	12/20/07	700,000	10,668,806	10,745,225	1.6
Full Metal Minerals Ltd	10/24/06	740,000	1,511,524	1,837,178	0.3
Full Metal Minerals Ltd	10/24/07	520,000	1,335,412	1,290,640	0.2
Full Metal Minerals Ltd Warrants (a)	10/24/06	370,000	—	107,932	0.0
Full Metal Minerals Ltd Warrants (a)	10/24/07	260,000	—	129,058	0.0
Gabriel Resources Ltd.	3/17/05	800,000	930,608	1,596,839	0.2
Golden Star Resources Ltd.	7/18/02	24,000	29,780	77,329	0.0
Great Basin Gold Ltd.	5/28/02	300,000	293,351	805,500	0.1
Jinshan Gold Mines, Inc. Warrants (a)	8/25/06	935,000	—	1,222,098	0.2
Kinross Gold Corp.	10/22/07	222,350	953,266	4,122,808	0.6
Metallica Resources, Inc. Warrants	11/26/03	255,000	—	617,508	0.1
Minefinders Corp.	3/20/02	450,000	652,586	5,115,600	0.7
New Gold, Inc.	10/21/03	800,000	5,580,320	4,133,600	0.6
Northgate Minerals Corp.	10/16/02	666,666	781,921	2,025,998	0.3
PAN American Silver Corp. Warrants	2/7/02	23,230	32,187	541,096	0.1
Peak Gold Ltd.	3/9/07	2,261,700	1,448,845	1,374,963	0.2
Peak Gold Ltd. WTS	3/9/07	1,130,850	—	217,703	0.0
Pediment Exploration Group	11/21/07	855,000	2648020	2,330,361	0.3
Pediment Exploration Group Warrants (a)	11/22/07	427,500	—	326,034	0.0
Platinum Group Metals Ltd.	6/30/06	530,000	857,169	2,126,360	0.3
Platmin Ltd.	7/28/06	202,500	715,676	1,951,239	0.3
Silverstone Resources Corp.	11/27/07	1,075,000	3,403,342	2,940,879	0.4

				$64,720,389	9.4%

**  Principal amount CAD 3,280,000.

(a) Illiquid Securities.

Summary of Investments by Industry Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Gold	83.3%	$581,039,182
Silver	9.4	65,378,258
Platinum	3.0	21,124,831

Total Common Stocks	95.7	667,542,271
Corporate Note	0.9	6,053,435
Money Market Fund	1.0	6,978,528
Repurchase Agreement	2.4	16,916,554

	100.0%	$697,490,788

See Notes to Financial Statements

[This page intentionally left blank]

Van Eck Funds
Statements of Assets and Liabilities
December 31, 2007

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund

Assets:
Investments, at value (1) (Cost $165,273,804; $739,024,423; $309,937,977)	$191,699,634	$1,025,459,026	$697,490,787
Short-term investments held as collateral for securities loaned (Cost $0; $81,696,036, and $54,653,423)	—	81,696,036	54,653,423
Cash	2,103	—	1
Foreign currency (Cost $681,870, $878,589, and $3,030,722)	678,508	879,663	3,014,258
Receivables:
Investments sold	—	2,403,284	—
Shares of beneficial interest sold	3,104,087	20,304,333	6,743,731
Dividends and interest	204,968	1,350,518	241,146
Prepaid expenses	186,856	867,223	390,807

Total assets	195,876,156	1,132,960,083	762,534,153

Liabilities:
Payables:
Investments purchased	911,168	881,883	840,943
Due to custodian	—	54,160	—
Written options, at value (premiums received $0, $1,369,623, and $0)	—	2,511,750	—
Shares of beneficial interest redeemed	616,884	1,773,665	2,126,591
Collateral for securities loaned	—	81,696,036	54,653,423
Due to Adviser	170,187	847,325	548,782
Due to Distributor	124,051	777,706	265,430
Deferred Trustee fees	5,838	27,318	19,241
Dividends payable	3,117,626	31,604,446	15,714,850
Accrued expenses	915,379	283,562	327,568

Total liabilities	5,861,133	120,457,851	74,496,828

NET ASSETS	$190,015,023	$1,012,502,232	$688,037,325

Class A Shares:
Net Assets	$156,203,031	$697,604,097	$616,259,766

Shares of beneficial interest outstanding	9,473,282	14,376,278	34,573,086

Net asset value and redemption price per share	$16.49	$48.52	$17.82

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$17.50	$51.48	$18.91

Class C Shares:
Net Assets	$33,801,992	$283,245,942	$63,207,452

Shares of beneficial interest outstanding	2,104,686	6,237,222	3,672,212

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$16.06	$45.41	$17.21

Class I Shares:
Net Assets	$10,000	$31,652,193	$8,570,107

Shares of beneficial interest outstanding	606	647,098	477,331

Net asset value, offering and redemption price per share	$16.49	$48.91	$17.95

Net Assets consist of:
Aggregate paid in capital	$159,065,428	$722,196,829	$360,041,201
Unrealized appreciation of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	25,655,487	285,216,263	387,546,182
Accumulated net investment loss	(160,924)	(3,788,682)	(77,993,427)
Undistributed net realized gain on investments, foreign currency transactions and options	5,455,032	8,877,822	18,443,369

	$190,015,023	$1,012,502,232	$688,037,325

(1) Value of securities on loan	$—	$79,111,890	$52,661,755

See Notes to Financial Statements

Van Eck Funds
Statements of Operations
Year Ended December 31, 2007

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund

Income:
Dividends	$1,548,712	$5,658,718	$2,219,915
Interest	371,767	2,442,655	1,003,575
Securities lending income	—	236,827	225,238
Foreign taxes withheld	(138,571)	(191,830)	(147,932)

Total income	1,781,908	8,146,370	3,300,796

Expenses:
Management fees	894,717	7,581,983	4,192,295
Distribution fees - Class A	323,239	1,323,661	1,288,244
Distribution fees - Class C (net of reimbursements of $45,448, $92,864 and $58,264)	98,266	2,016,446	409,348
Transfer agent fees - Class A	105,893	463,447	560,069
Transfer agent fees - Class C	40,736	279,699	56,545
Transfer agent fees - Class I	—	13,905	9,368
Administration fees	298,239	—	1,421,453
Custodian fees	186,659	108,529	95,805
Professional fees	124,207	213,870	150,563
Registration fees - Class A	18,617	23,975	25,275
Registration fees - Class C	16,951	17,315	15,224
Registration fees - Class I	—	820	132
Reports to shareholders	27,765	133,485	114,049
Insurance	15,624	145,138	129,031
Trustees’ fees and expenses	11,694	71,402	76,710
Interest expense	19,542	23,006	14,325
Other	6,222	22,159	20,968

Total expenses	2,188,371	12,438,840	8,579,404
Expenses assumed by the Adviser - Class I	—	(31,904)	(13,208)

Net expenses	2,188,371	12,406,936	8,566,196

Net investment loss	(406,463)	(4,260,566)	(5,265,400)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	23,799,934	106,437,124	55,447,715
Net realized loss from forward foreign currency contracts and foreign currency transactions	(902,701)	(310,664)	(108,330)
Realized gain on options	—	488,321	—
Net change in unrealized appreciation (depreciation) of investments	7,318,855	162,720,889	95,804,764
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities	(636,285)	(74,712)	31,841

Net realized and unrealized gain on investments	29,579,803	269,260,958	151,175,990

Net Increase in Net Assets Resulting from Operations	$29,173,340	$265,000,392	$145,910,590

See Notes to Financial Statements

Van Eck Funds
Statements of Changes in Net Assets

	Emerging Markets Fund		Global Hard Assets Fund

	Year Ended December 31,		Year Ended December 31,

	2007	2006	2007	2006

Operations:
Net investment loss	$(406,463)	$(36,745)	$(4,260,566)	$(1,125,974)
Net realized gain from unaffiliated investments, forward foreign currency contracts and foreign currency transactions	22,897,233	7,870,629	106,614,781	49,635,577
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	6,682,570	9,375,792	162,646,177	31,302,729

Net increase in net assets resulting from operations	29,173,340	17,209,676	265,000,392	79,812,332

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—

	—	—	—	—

Distributions from net realized capital gains
Class A Shares	(13,196,037)	(6,747,746)	(75,336,638)	(25,912,591)
Class C Shares	(2,924,274)	(1,621,727)	(32,216,384)	(10,476,536)
Class I Shares	—	—	(3,488,259)	(220,251)

	(16,120,311)	(8,369,473)	(111,041,281)	(36,609,378)

Total dividends and distributions	(16,120,311)	(8,369,473)	(111,041,281)	(36,609,378)

Share transactions:
Proceeds from sales of shares
Class A Shares	123,085,976	15,304,333	275,603,397	189,951,248
Class C Shares	28,763,188	5,419,570	113,999,578	85,560,549
Class I Shares	10,000	—	29,927,547	3,713,103

	151,859,164	20,723,903	419,530,522	279,224,900

Reinvestment of dividends and distributions
Class A Shares	10,963,800	5,257,515	56,657,335	19,210,281
Class C Shares	2,038,856	1,137,844	20,750,099	6,607,343
Class I Shares	—	—	2,028,590	220,248

	13,002,656	6,395,359	79,436,024	26,037,872

Cost of shares redeemed
Class A Shares	(39,741,996)	(13,381,438)	(124,314,512)	(97,954,639)
Class C Shares	(11,463,321)	(1,919,714)	(38,342,565)	(31,502,358)
Class I Shares	—	—	(6,579,148)	(502,621)

	(51,205,317)	(15,301,152)	(169,236,225)	(129,959,618)

Increase in net assets resulting from capital share transactions	113,656,503	11,818,110	329,730,321	175,303,154

Total increase in net assets	126,709,532	20,658,313	483,689,432	218,506,108

Net Assets:
Beginning of year	63,305,491	42,647,178	528,812,800	310,306,692

End of year*	$190,015,023	$63,305,491	$1,012,502,232	$528,812,800

*Including accumulated net investment loss	$(160,924)	$(93,684)	$(3,788,682)	$(168,563)

See Notes to Financial Statements

	International Investors Gold Fund

	Year Ended December 31,

	2007	2006

Operations:
Net investment loss	$(5,265,400)	$(4,609,969)
Net realized gain from unaffiliated investments, forward foreign currency contracts and foreign currency transactions	55,339,385	30,065,904
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	95,836,605	117,342,586

Net increase in net assets resulting from operations	145,910,590	142,798,521

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	(47,332,013)	(10,845,438)
Class C Shares	(4,920,568)	(815,769)
Class I Shares	(669,954)	(273)

	(52,922,535)	(11,661,480)

Distributions from net realized capital gains
Class A Shares	(31,534,185)	(39,508,380)
Class C Shares	(3,321,383)	(2,971,729)
Class I Shares	(426,940)	(995)

	(35,282,508)	(42,481,104)

Total dividends and distributions	(88,205,043)	(54,142,584)

Share transactions:
Proceeds from sales of shares
Class A Shares	129,129,284	115,103,165
Class C Shares	29,975,414	23,273,883
Class I Shares	6,707,392	10,060

	165,812,090	138,387,108

Reinvestment of dividends and distributions
Class A Shares	65,791,138	41,274,164
Class C Shares	5,602,167	2,700,992
Class I Shares	1,096,889	1,264

	72,490,194	43,976,420

Cost of shares redeemed
Class A Shares	(89,271,896)	(79,499,707)
Class C Shares	(10,199,577)	(5,398,917)
Class I Shares	(1)	—

	(99,471,474)	(84,898,624)

Increase in net assets resulting from capital share transactions	138,830,810	97,464,904

Total increase in net assets	196,536,357	186,120,841

Net Assets:
Beginning of year	491,500,968	305,380,127

End of year*	$688,037,325	$491,500,968

*Including accumulated net investment loss	$(77,993,427)	$(20,145,238)

See Notes to Financial Statements

Emerging Markets Fund

Financial Highlights

For a share outstanding throughout each period:

	Class A					Class C						Class I

												For the Period December 31, 2007** through December 31, 2007
										For the Period October 3, 2003* through December 31, 2003

	Year Ended December 31,					Year Ended December 31,

	2007	2006	2005	2004	2003	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$13.27	$10.98	$9.78	$8.49	$4.85	$13.05	$10.90	$9.69	$8.50	$7.44		$16.49

Income from Investment Operations:
Net Investment Income (Loss)	(0.02)	0.01	0.05	0.01	0.05	(0.07)	(0.07)	0.05	(0.04)	0.01		0.00
Net Realized and Unrealized Gain (Loss) on Investments	4.75	4.27	2.85	1.67	3.59	4.59	4.21	2.83	1.62	1.05		0.00

Total from Investment Operations	4.73	4.28	2.90	1.68	3.64	4.52	4.14	2.88	1.58	1.06		0.00

Less Distributions from:
Net Investment Income	—	—	(0.05)	—	—	—	—	(0.02)	—	—		—
Net Realized Gains	(1.51)	(1.99)	(1.65)	(0.39)	—	(1.51)	(1.99)	(1.65)	(0.39)	—		—

Total Distributions	(1.51)	(1.99)	(1.70)	(0.39)	—	(1.51)	(1.99)	(1.67)	(0.39)	—		—

Net Asset Value, End of Period	$16.49	$13.27	$10.98	$9.78	$8.49	$16.06	$13.05	$10.90	$9.69	$8.50		$16.49

Total Return (a)	35.66%	38.98%	29.77%	19.79%	75.05%	34.65%	37.98%	29.77%	18.59%	14.25%		0.00%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$156,203	$51,086	$36,381	$30,461	$28,956	$33,802	$12,220	$6,266	$2,567	$2,665		$10
Ratio of Gross Expenses to Average Net Assets	1.70%	1.96%	2.26%	2.63%	3.08%	2.38%	2.74%	3.62%	3.80%	2.76	%(c)	0.00%
Ratio of Net Expenses to Average Net Assets (b)	1.70%	1.95%	2.11%	2.21%	2.00%	2.38%	2.72%	2.16%	2.75%	2.50	%(c)	0.00%
Ratio of Net Investment Income (Loss) to Average
Net Assets	(0.22)%	0.06%	0.46%	0.15%	0.71%	(0.86)%	(0.70)%	0.19%	(0.38)%	0.67	%(c)	0.00%
Portfolio Turnover Rate	66%	73%	101%	121%	128%	66%	73%	101%	121%	128%		0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 2.10%, 2.19%, and 2.00% for Class A Shares for the years ending December 31, 2005, 2004, and 2003, respectively and 2.15%, 2.75%, and 2.50% for Class C Shares for the periods ending December 31, 2005, 2004 and 2003, respectively.

(c)	Annualized.

*	Inception date of Class C Shares.

**	Inception date of Class I Shares was December 31, 2007.

See Notes to Financial Statements

Global Hard Assets Fund

Financial Highlights

For a share outstanding throughout each period:

	Class A					Class C					Class I

	Year Ended, December 31,					Year Ended December 31,					Year Ended December 31,	For the Period May 2, 2006* through December 31,

	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003	2007	2006

Net Asset Value, Beginning of Period	$38.07	$33.24	$22.35	$18.19	$12.77	$36.16	$31.90	$21.57	$17.66	$12.55	$38.19	$40.74

Income from Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.02)	(0.11)	(0.02)	(0.08)	(0.37)	(0.22)	(0.12)	(0.10)	(0.05)	0.02	0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.36	7.62	11.00	4.18	5.50	15.40	7.25	10.45	4.01	5.16	16.48	0.16

Total from Investment Operations	16.23	7.60	10.89	4.16	5.42	15.03	7.03	10.33	3.91	5.11	16.50	0.22

Less Distributions from:
Net Realized Gains	(5.78)	(2.77)	—	—	—	(5.78)	(2.77)	—	—	—	(5.78)	(2.77)

Total Distributions	(5.78)	(2.77)	—	—	—	(5.78)	(2.77)	—	—	—	(5.78)	(2.77)

Net Asset Value, End of Period	$48.52	$38.07	$33.24	$22.35	$18.19	$45.41	$36.16	$31.90	$21.57	$17.66	$48.91	$38.19

Total Return (a)	42.62%	22.85%	48.72%	22.87%	42.44%	41.55%	21.98%	47.94%	22.14%	40.72%	43.19%	0.54%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$697,604	$378,879	$233,685	$84,872	$64,661	$283,246	$146,671	$76,621	$26,812	$11,490	$31,652	$3,262
Ratio of Gross Expenses to Average Net Assets	1.43%	1.61%	1.88%	2.08%	2.43%	2.19%	2.24%	2.08%	2.50%	3.76%	1.17%	1.25	%(b)
Ratio of Net Expenses to Average Net Assets	1.43%	1.50%	1.56%	1.85%	2.43%	2.19%	2.23%	2.07%	2.44%	3.76%	1.02%	0.95	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.36)%	(0.05)%	(0.42)%	(0.12)%	(0.68)%	(1.11)%	(0.78)%	(0.89)%	(0.71)%	(0.75)%	0.04%	0.58	%(b)
Portfolio Turnover Rate	89%	71%	51%	54%	40%	89%	71%	51%	54%	40%	89%	71%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized

*	Inception date of Class I Shares.

See Notes to Financial Statements

International Investors Gold Fund

Financial Highlights

For a share outstanding throughout each period:

	Class A												Class C					Class I

																		For the Period October 3, 2003* through December 31,		Year Ended December 31,		For the Period October 2, 2006* through December 31,

	Year Ended December 31,										Year Ended December 31,

	2007		2006		2005		2004		2003		2007		2006		2005	2004		2003		2007		2006

Net Asset Value, Beginning of Period	$16.00		$12.36		$9.77		$11.64		$8.30		$15.61		$12.17		$9.67	$11.61		$9.28		$16.09		$15.47

Income from Investment Operations:
Net Investment Income (Loss)	0.16		(0.08)		(0.15)		0.07		(0.10)		0.26		(0.05)		(0.14)	0.05		(0.03)		0.81		0.10
Net Realized and Unrealized Gain (Loss) on Investments	4.23		5.67		3.63		(0.97)		3.66		3.89		5.44		3.53	(1.02)		2.36		3.69		2.47

Total from Investment Operations	4.39		5.59		3.48		(0.90)		3.56		4.15		5.39		3.39	(0.97)		2.33		4.50		2.57

Less Distributions from:
Net Investment Income	(1.54)		(0.42)		(0.02)		(0.26)		—		(1.52)		(0.42)		(0.02)	(0.26)		—		(1.61)		(0.42)
Net Realized Gains	(1.03)		(1.53)		(0.87)		(0.71)		(0.22)		(1.03)		(1.53)		(0.87)	(0.71)		—		(1.03)		(1.53)

Total Distributions	(2.57)		(1.95)		(0.89)		(0.97)		(0.22)		(2.55)		(1.95)		(0.89)	(0.97)		—		(2.64)		(1.95)

Net Asset Value, End of Period	$17.82		$16.00		$12.36		$9.77		$11.64		$17.21		$15.61		$12.17	$9.67		$11.61		$17.95		$16.09

Total Return (a)	27.41%		45.23%		35.62%		(7.73)%		44.25%		26.56%		44.29%		35.06%	(8.36	) %	25.11%		27.94%		16.61%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$616,260		$457,587		$294,999		$255,281		$305,863		$63,207		$33,902		$10,381	$7,505		$3,535		$8,570		$12
Ratio of Gross Expenses to Average Net Assets	1.46%		1.57%		1.71%		1.82%		1.87%		2.12%		2.22%		2.53%	2.58%		2.46	%(b)	1.23%		5.90	%(b)
Ratio of Net Expenses to Average Net Assets	1.46%		1.56%		1.71%		1.82%		1.87%		2.12%		2.22%		2.16%	2.51%		2.46	%(b)	1.03%		1.25	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.87	) %	(1.09	) %	(1.26	) %	(1.34	) %	(1.04	) %	(1.55	) %	(1.74	) %	(1.71)%	(2.03	) %	(1.99	)%(b)	(0.46	) %	1.35	%(b)
Portfolio Turnover Rate	35%		18%		29%		31%		244%		35%		18%		29%	31%		244%		35%		18%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)	Annualized.

*	Inception date of Class C Shares.

See Notes to Financial Statements

Van Eck Funds

Notes To Financial Statements

December 31, 2007

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities and options traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m.Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term investments in Money Market Funds held as collateral for securities loaned are valued at net asset value.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date.Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale.These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

G.	Use of Derivative Instruments

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on

Van Eck Funds

Notes To Financial Statements (continued)

the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Global Hard Assets had the following call options written during the year ended December 31, 2007:

	Number of Contracts	Premiums

Options outstanding at beginning of year	42	$8,274
Options written	8,948	3,295,734
Options exercised	(4,749)	(1,446,064)
Options expired	(1,374)	(488,321)

Options outstanding at end of year	2,867	$1,369,623

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at December 31, 2007.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2007.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2007, there were no structured notes outstanding.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and 1.00% for Global Hard Assets Fund based on their respective average daily net assets. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A Shares and 2.75% for Class C Shares. For the period May 1, 2007 through April 30, 2008, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.15% for Class I Shares. For the year ended December 31, 2007, expenses were not reduced under this agreement.

For the Global Hard Assets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A Shares and 2.50% of average daily net assets for Class C Shares. Additionally, for the period May 1, 2006 through April 30, 2007, the Adviser agreed to

Van Eck Funds

Notes To Financial Statements (continued)

assume expenses exceeding 1.10% of average daily net assets for the Class I Shares. For the period May 1, 2007 through April 30, 2008, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the year ended December 31, 2007, expenses were reduced by $31,904 under this agreement.

For the International Investors Gold Fund for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.60% of average daily net assets for Class A Shares and for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C Shares. Additionally, for the period October 2, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.25% of average daily net assets for the Class I Shares. For the period May 1, 2007 through April 30, 2008, the Adviser agreed to assume expenses exceeding 1.60% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the year ended December 31, 2007, expenses were reduced by $13,208 under this agreement.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2007, the Adviser received $298,239 from Emerging Markets Fund and $1,421,453 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2007, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $5,527,934 in sales loads relating to the sale of shares of the Funds, of which $4,754,657 was reallowed to broker/dealers and the remaining $773,277 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2007, were as follows:

	Cost of Unaffiliated Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$171,094,595	$77,211,243
Global Hard Assets Fund	834,679,352	624,172,866
International Investors Gold Fund	232,440,898	192,958,735

Note 5—Income Taxes—As of December 31, 2007, for Federal income tax purposes, the identified cost of investments and gross unrealized appreciation and depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Emerging Markets Fund	$165,273,812	$40,236,805	$13,810,983	$26,425,822
Global Hard Assets Fund	824,045,511	298,949,303	15,839,751	283,109,552
International Investors Gold Fund	434,544,724	398,143,960	80,544,473	317,599,487

At December 31, 2007, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Difference	Unrealized Appreciation
Fund						Total

Emerging Markets Fund	$1.567,641	$4,831,905	$(1,086,631)	$(18,798)	$25,655,478	$30,949,595
Global Hard Assets Fund	2,825,151	6,406,532	(779,026)	(38,465)	281,891,211	290,305,403
International Investors Gold Fund	9,307,706	12,196,195	(11,053,134)	(47,501)	317,592,858	327,996,124

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Emerging Markets Fund

	2007	2006

Ordinary Income*	$3,326,408	$3,703,122
Long Term Capital Gains	12,793,903	4,666,351

	$16,120,311	$8,369,473

	Global Hard Assets Fund

	2007	2006

Ordinary Income*	$44,609,064	$8,341,377
Long Term Capital Gains	66,432,217	28,268,001

	$111,041,281	$36,609,378

	International Investors Gold Fund

	2007	2006

Ordinary Income*	$54,057,352	$19,381,397
Long Term Capital Gains	34,147,691	34,761,187

	$88,205,043	$54,142,584

* Includes short term capital gains

Net capital losses, currency losses and Passive Foreign Investment Company (“PFIC”) losses incurred after October 31, 2007 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the period ended December 31, 2007, the Funds’ intend to defer to January 1, 2008 for federal tax purposes post-October losses as follows:

	Currency Losses	Capital Losses	PFIC Losses
Fund

Emerging Markets Fund	$143,350	$—	$—
Global Hard Assets Fund	41,648	—	383,517
International Investors Gold Fund	—	—	11,053,134

At December 31, 2007, the Funds had capital loss carryforwards available to offset capital gains as follows:

	Expiring in the Year Ended December 31,
Fund		Amount

Emerging Markets Fund	2008	$117,124
	2009	826,157

	Total	$943,281

Global Hard Assets Fund	2009	$353,861

For Emerging Markets Fund, the capital loss carryforward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules. The Emerging Markets Fund utilized $700,639 of capital losses in the current fiscal year.

For Global Hard Assets Fund, the capital loss carryforward is subject to an annual limitation of $841,231 under tax rules. The Global

Van Eck Funds

Notes To Financial Statements (continued)

Hard Assets Fund utilized $841,231 of capital losses and had $2,522,962 of capital losses expire in the current fiscal year.

During the year ended December 31, 2007, as a result of permanent book to tax differences, the Funds incurred differences that affected undistributed net investment income (loss), undistributed (accumulated) net realized gains (losses) and aggregate paid in capital by the amounts in the table below. These differences were primarily due to transactions in foreign currencies, sales of PFICs, reclassification of distributions and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Undistributed Realized Gain	Increase (Decrease) in Aggregate Paid in Capital

Emerging Markets Fund	$339,223	$(339,223)	$—
Global Hard Assets Fund	640,449	1,882,513	(2,522,962)
International Investors Gold Fund	339,746	(339,746)	—

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2007 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2007, were as follows:

Emerging Markets Fund-Class A	$1,757,705
Emerging Markets Fund-Class C	199,585
Global Hard Assets Fund-Class A	4,884,718
Global Hard Assets Fund-Class C	1,987,428
International Investors Gold Fund-Class A	7,644,393
International Investors Gold Fund-Class C	402,244

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006

Class A
Shares sold	7,338,513	830,577
Shares reinvested	664,877	752,312
Shares redeemed	(2,377,014)	(1,047,799)

Net increase	5,624,376	535,090

Class C
Shares sold	1,767,616	367,969
Shares reinvested	126,952	142,067
Shares redeemed	(726,266)	(148,462)

Net increase	1,168,302	361,574

Class I
Shares sold	606	—

Net increase	606	—

	Global Hard Assets Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006

Class A
Shares sold	6,000,293	4,999,066
Shares reinvested	1,167,711	504,604
Shares redeemed	(2,745,011)	(2,580,953)

Net increase	4,422,993	2,922,717

Class C
Shares sold	2,624,664	2,352,979
Shares reinvested	456,980	182,725
Shares redeemed	(900,699)	(881,034)

Net increase	2,180,945	1,654,670

Class I
Shares sold	654,166	91,983
Shares reinvested	41,476	5,767
Shares redeemed	(133,968)	(12,326

Net increase	561,674	85,424

	International Investors Gold Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006

Class A
Shares sold	7,312,966	5,855,689
Shares reinvested	3,698,209	3,932,808
Shares redeemed	(5,043,408)	(5,047,656)

Net increase (decrease)	5,967,767	4,740,841)

Class C
Shares sold	1,748,961	1,455,469
Shares reinvested	326,087	214,624
Shares redeemed	(575,280)	(350,847)

Net increase	1,499,768	1,319,246

Class I
Shares sold	415,392	650
Shares reinvested	61,210	79
Shares redeemed	—	—

Net increase	476,602	729

Van Eck Funds

Notes To Financial Statements (continued)

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2007, the Funds had no forward foreign currency contracts outstanding.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuations on the collateral.

Note 13—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the cred-itworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statements of Assets and Liabilities.

The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statements of Assets and Liabilities as cash-initial margin. At December 31, 2007, there were no outstanding equity swaps.

Note 14—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counter-party. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statements of Assets and Liabilities. At December 31, 2007, there were no outstanding commodity swaps.

Note 15—Bank Line of Credit—The Trust participates with Van Eck Worldwide Insurance Trust (another registered investment company managed by the Adviser) (the “VE/WW Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2007, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 6 day period for which a loan was outstanding amounted to $857,383 and the weighted average interest rate was 5.83%. At December 31, 2007, the Funds had no outstanding borrowings under the Facility.

Note 16—Securities Lending—To generate additional income, the Global Hard Assets Fund and International Investors Gold Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The

Van Eck Funds

Notes To Financial Statements (continued)

Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Global Hard Assets Fund	$79,111,890	$81,696,036
International Investors Gold Fund	52,661,755	54,653,423

Note 17—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statements of Operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Funds adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Funds’ financial statements.

Note 18—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Van Eck Funds

We have audited the accompanying statements of assets and liabilities of the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (the “Funds” comprising the Van Eck Funds), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds at December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 29, 2008

Van Eck Funds

Board of Trustees/Officers (unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex [3]

Independent Trustees:

Jon Lukomnik 51‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies.	9	None

Jane DiRenzo Pigott 50‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director, MetLife Investment Funds, Inc.; Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 60‡¶	Trustee since March 2006	Investment Adviser, Torray LLC, January 2008 to present; Managing Partner, Rockledge Partners LLC, 2003 to 2007; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 54‡¶	Vice Chairman and Trustee since June 2004	Vice Chairman, W. P. Stewart & Co., Inc., September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), Sept. 1995 to Jan. 1999.	17	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 48‡¶	Chairman and Trustee since 1994	President and CEO, SmartBrief.com	17	None

Robert L. Stelzl 62‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Van Eck Funds

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:

Charles T. Cameron 48	Vice President since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson 51	Chief Executive Officer and President since 2004

President of the Adviser and VESC; Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President since 1988	Vice President of the Adviser and VESC; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer since 2006

Chief Compliance Officer of the Adviser and VEARA (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of three other investment companies advised by the Adviser (April 2005—December 2006); Second Vice President of Investment Reporting, TIAA—CREF (January 1996—April 2005).

Joseph J. McBrien 59	Senior Vice President and Secretary since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President and Treasurer since December 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of three other investment companies advised by the Adviser.

Van Eck Funds

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Jonathan R. Simon 33	Vice President and Assistant Secretary since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4] 43	Executive Vice President since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4] 44	Executive Vice President since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected annually by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

Tax Information (unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amount as shown. The gross foreign source income earned during the fiscal year 2007 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Emerging Markets Fund	$875,202	$1,548,184
International Investors Gold Fund	116,288	2,061,487

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Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $140,000 for 2007 and $134,000 for 2006.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2007 and $3,353 for 2006.

c)   Tax Fees

     Ernst & Young billed tax fees of $18,817 for 2007 and $17,635 for 2006.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 7, 2008
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  March 7, 2008
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 7, 2008
     ---------------